Exhibit 10.3

Execution Version

REGISTRATION RIGHTS AGREEMENT

By and Among

KARMAN TOPCO L.P.,

CONYERS PARK II ACQUISITION CORP.,

KARMAN II COINVEST LP,

GREEN EQUITY INVESTORS VI, L.P.,

GREEN EQUITY INVESTORS SIDE VI, L.P.,

LGP ASSOCIATES VI-A LLC,

LGP ASSOCIATES VI-B LLC,

KARMAN COINVEST L.P.,

CVC ASM HOLDCO, LP,

JCP ASM HOLDCO, L.P.,

CENTERVIEW CAPITAL, L.P.,

CENTERVIEW EMPLOYEES, L.P.,

BC EAGLE HOLDINGS, L.P.,

YONGHUI INVESTMENT LIMITED,

CONYERS PARK II SPONSOR LLC

AND

THE OTHER PARTIES

LISTED ON THE SCHEDULE HERETO

Dated as of September 7, 2020

D-i

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”), dated as of September 7, 2020, by and among Karman Topco L.P., a Delaware limited partnership (“Holdings”), Conyers Park II Acquisition Corp., a Delaware corporation (the “Company”), Karman II Coinvest LP, a Delaware limited partnership (“Coinvest II”), Green Equity Investors VI, L.P., a Delaware limited partnership (“GEI VI”), Green Equity Investors Side VI, L.P., a Delaware limited partnership (“GEI VI Side”), LGP Associates VI-A LLC, a Delaware limited liability company (“LGP VI-A”), LGP Associates VI-B LLC, a Delaware limited liability company (“LGP VI-B”, and, together with Coinvest II, GEI VI, GEI Side VI and LGP VI-A, “LGP”), CVC ASM Holdco, LP, a Delaware limited partnership (“CVC”), JCP ASM Holdco, L.P., a Delaware limited partnership (“Juggernaut”), Karman Coinvest L.P., a Delaware limited partnership (“Coinvest”), Centerview Capital, L.P., a Delaware limited partnership (“Centerview Capital”), Centerview Employees, L.P., a Delaware limited partnership (“Centerview Employees”), BC Eagle Holdings, L.P., a Cayman Islands exempted limited partnership (“BC Eagle”) and Yonghui Investment Limited (“YH”, and together with BC Eagle, the “Daymon Investors”), Conyers Park II Sponsor LLC, a Delaware limited liability company (the “Company Sponsor”) and the other holders of Common Series B Units, Vested Common Series C Units and Vested Common Series C-2 Units of Holdings listed on the schedule hereto as Contributing Investors (the “Contributing Investors”);

WHEREAS, in connection with the Merger Agreement, dated as of September 7, 2020, by and among the Company, Advantage Solutions Inc., a Delaware corporation, Holdco and CP II Merger Sub, Inc. a Delaware corporation (“Merger Sub”), pursuant to which, among other things, Merger Sub will merge with and into Advantage Solutions Inc., with Advantage Solutions Inc. as the surviving company in the merger and, after giving effect to such merger, will become a wholly-owned subsidiary of the Company, on the terms and subject to the conditions therein (the “Merger”);

WHEREAS, Holdings, LGP, CVC, Juggernaut, Coinvest, Centerview (as defined herein), the Daymon Investors and the Contributing Investors previously entered into that certain Second Amended and Restated Registration Rights Agreement, dated as of December 18, 2017, by and among such parties (the “Holdings Registration Agreement”);

WHEREAS, Section 3.04 of the Holdings Registration Agreement allows the Requisite Holders to amend and restate the Holdings Registration Agreement and, in respect of the Merger, the Requisite Holders desire to amend and restate in its entirety the Holdings Registration Agreement and replace it on the terms and conditions contained herein and to enter into this Agreement; and

WHEREAS, those parties who are also party to the Holdings Registration Agreement undersigned constitute the Requisite Holders.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties mutually agree as follows:

ARTICLE I

DEFINITIONS; RULES OF CONSTRUCTION

Section 1.01 Definitions. The following terms, as used herein, have the following meanings:

“144 Sale” see Section 2.14(a).

“144 Sale Notice” see Section 2.11(e).

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Advice” see Section 2.06.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” see the recitals to this Agreement.

“automatic shelf registration statement” see Section 2.06(q).

“BC Eagle” see the preamble to this Agreement.

“Blackout Period” see Section 2.11(a).

“Block Trade” means an offering and/or sale of Registrable Shares by a Person on a block trade or underwritten basis (whether firm commitment or otherwise) without substantial marketing efforts prior to pricing, including, without limitation, a same day trade, overnight trade or similar transaction.

“Board of Directors” means the board of directors of the Company.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York are authorized or obligated by law or executive order to close.

“Centerview” means, collectively, Centerview Capital and Centerview Employees.

“Centerview Capital” see the preamble to this Agreement.

“Centerview Demand Holder” see Section 2.03(g).

“Centerview Demand Registration” see Section 2.03(g).

“Centerview Employees” see the preamble to this Agreement.

“Centerview Request Notice” see Section 2.03(g).

“Coinvest” see the preamble to this Agreement.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Shares” means shares of Class A common stock, par value $0.0001 per share, of the Company.

“Company” see the preamble to this Agreement.

“Company Initiated Registration” means any registration of securities under the 1933 Act initiated by the Company for its own account.

“Contributing Investor Units” means all Common Series B Units, Vested Common Series C Units and Vested Common Series C-2 Units of Holdings owned by the Contributing Investors or their Permitted Transferees (including the subsequent Permitted Transferees thereof).

“Contributing Investors” see the preamble to this Agreement.

“Company Sponsor” see the preamble to this Agreement.

“CVC” see the preamble to this Agreement.

“Daymon Demand Holder” see Section 2.03(h).

“Daymon Demand Registration” see Section 2.03(h).

“Daymon Holder Rights” see Section 4.05.

“Daymon Investors” see the preamble to this Agreement.

“Daymon Request Notice” see Section 2.03(h).

“Daymon Units” means any Units of Holdings owned by Daymon Investors or their respective Permitted Transferees (including the subsequent Permitted Transferees thereof).

“Demand Holders” means, as applicable individually or collectively, if the context so requires, LGP, CVC and Coinvest, each of which owns one or more Entitled Common Shares or Exchangeable Units from time to time.

“Demand Registration” see Section 2.03(a).

“DH Representative” see Section 2.03(b).

“Effectiveness Period” see Section 2.03(a).

“Entitled Common Shares” means Common Shares that (i) are held by Holdings, (ii) are held by the Company Sponsor or its Permitted Transferees (including any warrants to acquire Common Shares held by the Company Sponsor or its Permitted Transferees and including Common Shares issued or issuable in respect of any warrants to acquire Common Shares held by the Company Sponsor or its Permitted Transferees) or were acquired by LGP, CVC, Juggernaut, Daymon Investors or the Company Sponsor as part of the “PIPE” offering made in connection with the Merger; provided that such Common Shares shall be Entitled Common Shares only so long as they are owned by the Company Sponsor, LGP, CVC, Juggernaut, the Daymon Investors or the Company Sponsor or their respective Permitted Transferees or (iii) have been exchanged for, or distributed in respect of, Fund Units, Contributing Investor Units and any Units of Holdings held by Juggernaut or its Permitted Transferees, Centerview or its Permitted Transferees (whether such Units of Centerview are vested or unvested, but subject to vesting with respect to the Transfer thereof) or the Daymon Investors or their Permitted Transferees; provided that such Common Shares issued in exchange for, or distributed in respect of Fund Units, Contributing Investor Units, any Units of Holdings held by Juggernaut, any Units of Holdings held by Centerview or any Units of Holdings held by the Daymon Investors, or each of their respective Permitted Transferees (including subsequent Permitted Transferees thereof), shall be Entitled Common Shares only so long as they are owned by LGP, CVC, a Contributing Investor, Coinvest, Juggernaut, Centerview or the Daymon Investors, as applicable, or their respective Permitted Transferees (including subsequent Permitted Transferees thereof).

“Exchangeable Units” means any Fund Units, Contributing Investor Units and any Units of Holdings held by Juggernaut or its Permitted Transferees, Centerview or its Permitted Transferees (whether such Units of Centerview are vested or unvested, but subject to vesting with respect to the Transfer thereof) or the Daymon Investors or their Permitted Transferees for which Common Shares may then be exchangeable, or for which

Common Shares may then be distributable; provided that such Fund Units, Contributing Investor Units, Units of Holdings held by Juggernaut, Units of Holdings held by Centerview or Units of Holdings held by the Daymon Investors, or each of their respective Permitted Transferees (including subsequent Permitted Transferees thereof), shall be Exchangeable Units only so long as they are owned by LGP, CVC, a Contributing Investor, Coinvest, Juggernaut, Centerview or the Daymon Investors, as applicable, or their respective Permitted Transferees (including subsequent Permitted Transferees thereof).

“Fund Units” means any Units of Holdings owned by LGP, CVC, Coinvest or their Permitted Transferees (including the subsequent Permitted Transferees thereof), other than Centerview and its Permitted Transferees and the Daymon Investors and their Permitted Transferees.

“Funds” means GEI VI, GEI VI Side, LGP VI-A, LGP VI-B, Coinvest and CVC.

“GEI VI” see the preamble to this Agreement.

“GEI VI Side” see the preamble to this Agreement.

“Holder” means any holder from time to time of Entitled Common Shares (or of Exchangeable Units) that is either a party to this Agreement or has executed a Joinder Agreement to become a party hereto.

“Holder Group” see Section 2.07(b).

“Holdings” see the preamble to this Agreement.

“Incidental Demand Holder” see Section 2.03(a).

“Joinder Agreement” means a joinder agreement, a form of which is attached as Exhibit A to this Agreement.

“Juggernaut” see the preamble to this Agreement.

“LGP” see the preamble to this Agreement.

“LGP VI-A” see the preamble to this Agreement.

“LGP VI-B” see the preamble to this Agreement.

“Lock-up Period” means (i) with respect to all Holders other than the Company Sponsor, a period beginning on the closing date of the Merger and ending on the date that is 180 days after the closing date of the Merger and (ii) with respect to the Company Sponsor, other than as set forth in, and subject to, the first sentence of Section 2.11(f) with respect to sales initiated by other Holders, a period beginning on the closing date of the Merger and ending on the date that is one year after the closing date of the Merger.

“Lock-up Shares” means all Entitled Common Shares or Exchangeable Units held by the Holders immediately following the closing of the Merger and the “PIPE” offering made in connection with the Merger.

“LP Agreement” means, as amended, amended and restated, modified or supplemented from time to time, the Limited Partnership Agreement of Holdings.

“Market Standoff Period” means (i) the period beginning on the closing date of the Merger and ending on the date that is 180 days after the closing date of the Merger and (ii) with respect to any Registration which involves an underwritten offering, the period beginning 10 days prior to the expected “pricing” of such offering and ending 90 days after the “pricing” of such offering (or such shorter period as the managing underwriter for any underwritten offering may agree).

“Marketed Shelf Offering” see Section 2.01(c).

“Merger” see the recitals to this Agreement.

“Permitted Transferees” to (i) (a) with respect to each Holder of Contributing Investor Units, such Holder’s spouse, parents, children or siblings (whether natural, step or by adoption), grandchildren (whether natural, step or by adoption) or to a trust, partnership, corporation or limited liability company controlled by such individual and established solely for the benefit of such Persons and/or such individual, and (b) with respect to each Demand Holder, each Daymon Investor, the Juggernaut Investor and Centerview, and each of their respective Permitted Transferees, transfers to their respective Affiliates and equityholders; provided, that in no event shall the Company Sponsor be a Permitted Transferee of Centerview; (ii) with respect to the Company Sponsor, any Affiliate or equityholder of the Company Sponsor; provided, that in no event shall Centerview be a Permitted Transferee of the Company Sponsor; and (iii) with respect to Holdings, any Affiliate or equityholder of Holdings; provided, however, that in the case of clauses (i) through (iii) such permitted transferees must enter into a written agreement with the Company agreeing to be bound by the transfer restrictions in this Article III

“Person” means an individual, a corporation, a partnership, limited liability entity, an association, a trust or any other entity or organization, including a government, a political subdivision or an agency or instrumentality thereof.

“Piggyback Holder” see Section 2.02(a).

“Piggyback Underwritten Offering” see Section 2.02(a).

“PIPE Resale Shelf” mean any Shelf Registration Statement filed by the Company to satisfy its obligations to any holder of Common Shares that acquired such Common Shares as part of the “PIPE” offering made in connection with the Merger.

“Registrable Shares” means (i) any and all Entitled Common Shares held by a Holder at the time of determination, (ii) any and all Common Shares that a Holder could then have, at the time of determination, exchanged for, or distributed in respect of, such Holder’s Exchangeable Units in accordance with the agreements governing such Exchangeable Units, or (iii) any other securities issued and issuable therefor or with respect thereto, whether by way of stock split, stock dividend, reclassification, subdivision or reorganization, recapitalization, distribution or similar event. As to any particular Registrable Shares, such securities shall cease to constitute Registrable Shares when (1) a registration statement with respect to the offering of such securities by the holder thereof shall have been declared effective under the 1933 Act and such securities shall have been disposed of by such holder pursuant to such registration statement, (2) other than with respect to the Company Sponsor, LGP, CVC, Juggernaut, Centerview and the Daymon Investors, such time as Rule 144(b)(1) (or similar exemption under the 1933 Act then in force) is available for the sale of all of such holder’s Common Shares during a three-month period, and with respect to the Company Sponsor, LGP, CVC, Juggernaut, Centerview and the Daymon Investors, until such securities have been sold to the public pursuant to Rule 144 (or any similar provision then in force) promulgated under the 1933 Act, (3) such securities shall have been otherwise transferred to a Person (other than a Permitted Transferee) and subsequent disposition of such securities shall not require registration or qualification under the 1933 Act or any similar state law then in force and, if such securities are in certificated form, newly issued certificates for such securities that do not bear a legend restricting further transfer shall have been delivered by the Company or its transfer agent, or (4) such securities shall have ceased to be outstanding.

“Registration” see Section 2.06.

“Request Notice” see Section 2.03(a).

“Requisite Holders” means holders of a majority of the Registrable Shares represented by all Holders and shall include, in any event, all Demand Holders.

“Revoking Holders” see Section 2.03(c).

“Selling Opportunity” means the closing of any of the following: (i) any Piggyback Underwritten Offering, Marketed Shelf Offering, Demand Registration, or Centerview Demand Registration, in each case in which the Daymon Holders participated, or were provided the opportunity to participate in accordance with the terms of this Agreement; (ii) any Daymon Demand Registration or Preferred Daymon Demand Registration; or (iii) any Block Trade or 144 Sale in which (a) the Daymon Holders participated, or were provided the opportunity to participate, ratably therein, and (b) the number of Registrable Shares offered pursuant to such Block Trade or 144 Sale satisfied the Selling Opportunity Minimum Threshold.

“Selling Opportunity Minimum Threshold” means a Block Trade or 144 Sale in which the offering includes a number of Registrable Shares that, based on the advice of the Company’s underwriters or broker engaged with respect thereto, is not materially less than the amount that could be sold at the time of such offering without materially and adversely affecting the price at which the Registrable Shares are to be sold (such amount that is not materially less than the amount that could be sold at the time of such offering, the “Underwriter Amount”); provided that in the event that the Underwriter Amount is not sold but the Daymon Holders sell, or were provided the opportunity to sell, their ratable portion of the Underwriter Amount, then the Selling Opportunity Minimum Threshold will be deemed to be satisfied with respect to such offering.

“Shelf Registration” see Section 2.01(a).

“Shelf Registration Statement” see Section 2.01(a).

“Subsequent Shelf Registration” see Section 2.01(b).

“Trading Condition” means the closing price of the Common Shares equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any consecutive 30-trading day period, with such measurement period commencing no earlier than 150 days after the closing date of the Merger.

“Transfer” means any direct or indirect sale, hypothecation, pledge, granting of any option to purchase, or other disposition of, or the establishment or increase of any put equivalent position, or liquidation or decrease of any call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, in each case with respect to an interest but excluding any of the foregoing to any third-party pledgee in a bona fide transaction as collateral to secure obligations pursuant to lending or other arrangements between such third parties (or their Affiliates or designees) and any Holder and/or its Affiliates or any similar arrangement relating to a financing arrangement for the benefit of such Holder and/or its Affiliates.

“Warrant Agreement” means the warrant agreement, dated July 22, 2019, between Continental Stock Transfer & Trust Company and the Company, as may be amended or supplemented from time to time.

“YH” see the preamble to this Agreement.

ARTICLE II

REGISTRATION RIGHTS

Section 2.01 Shelf Registration.

(a) The Company shall file and cause to be effective within 180 days of the closing of the Merger a shelf registration statement for a delayed or continuous offering pursuant to Rule 415 under the 1933 Act (such shelf registration, a “Shelf Registration,” and such registration statement, a “Shelf Registration Statement”) covering the resale of all of the Registrable Shares (determined as of 2 Business Days prior to such filing). Such Shelf Registration Statement shall provide for the resale of the Registrable Shares included therein pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein. The Company shall maintain the Shelf Registration Statement in accordance with the terms hereof, and shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements as may be necessary to keep the Shelf Registration Statement continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Shares. In the event that any Holder holds Common Shares that are Registrable Shares that are not registered for resale on a delayed or continuous basis, the Company shall promptly use its commercially reasonable efforts to cause the resale of such Registrable Shares to be covered by either, at the Company’s option, the Shelf Registration Statement (including by means of a prospectus supplement or post-effective amendment) or a Subsequent Shelf Registration (as defined below) and cause the same to become effective as soon as practicable after such filing and such Shelf Registration Statement or Subsequent Shelf Registration shall be subject to the terms hereof. In the event the Company files the Shelf Registration Statement on Form S-1, the Company shall use its commercially reasonable efforts to convert such Shelf Registration Statement (and any Subsequent Shelf Registration) to be on Form S-3 as soon as practicable after the Company is eligible to use Form S-3.

(b) If the Shelf Registration Statement ceases to be effective under the Securities Act for any reason at any time while Registrable Shares are still outstanding, the Company shall, subject to Section 2.06(d), use its commercially reasonable efforts to as promptly as is reasonably practicable cause such Shelf Registration Statement to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf Registration Statement), and shall use its commercially reasonable efforts to as promptly as is reasonably practicable amend such Shelf Registration Statement in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf Registration Statement or file an additional registration statement as a Shelf Registration (a “Subsequent Shelf Registration”) registering the resale of all Registrable Shares (determined as of 2 Business Days prior to such filing), and pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein. If a Subsequent Shelf Registration is filed, the Company shall use its commercially reasonable efforts to (i) cause such Subsequent Shelf Registration to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that the Subsequent Shelf Registration shall be an automatic shelf registration statement (as defined in Rule 405 promulgated under the Securities Act) if the Company is at the time of filing a well-known seasoned issuer (within the meaning of Rule 405 under the 1933 Act) and (ii) keep such Subsequent Shelf Registration continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Shares. Any such Subsequent Shelf Registration shall be on Form S-3 to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Shelf Registration shall be on another appropriate form.

(c) Other than with respect to a sale of Registrable Shares by the Company Sponsor or any of its Permitted Transferees following the eighteen month anniversary of the closing date of the Merger, if any Holder pursuant to Section 2.03 wants to sell Registrable Shares pursuant to the Shelf Registration Statement in an underwritten offering, then such party shall provide each Holder other than, following the eighteen month anniversary of the closing date of the Merger, the Company Sponsor, 5 Business Days’ notice (in connection with any Shelf Registration Statement that includes a customary “road show” (including an “electronic road show”) or other substantial marketing effort by the Company and the underwriters (a “Marketed Shelf Offering”) or 2 Business Days’ notice (in connection with any Shelf Registration Statement that is structured not as a Marketed Shelf Offering); provided that if the Company or any Holder pursuant to Section 2.03 wants to engage in a Block Trade off of a Shelf Registration Statement (including through a take-down from an already existing Shelf Registration Statement), then notwithstanding the foregoing time periods, (A) such Person needs to notify the Company of the Block Trade by delivery of a Request Notice or Daymon Request Notice, as applicable, no later than 9:00 a.m. Eastern time on the second Business Day prior to the day such offering is to commence, (B) the Company shall notify the other Holders no later than 5:00 p.m. Eastern time on the second Business Day immediately prior to the Business Day such offering is to commence, (C) the other Holders must elect whether or not to participate no later than 1:00 p.m. Eastern time on the Business Day immediately prior to the Business Day such offering is to commence and (D) the Company shall as expeditiously as possible use its reasonable best efforts (including co-operating with the other Holders with respect to the provision of necessary information) to facilitate such shelf offering. Upon receipt of any such request for inclusion from such Holder received within the specified time, such party shall include in such sale a number of Common Shares equal to the aggregate number of Registrable Shares requested to be included, subject to Section 2.05.

Section 2.02 Piggyback Registration Rights.

(a) Subject to Section 2.02(b) and Section 2.05, if at any time or from time to time following the Lock-up Period, the Company proposes to file a registration statement (other than (1) on Form S-4 or Form S-8 or any similar successor forms or another form used for a purpose similar to the intended use for such forms, (2) a Shelf Registration Statement required under the terms of the Warrant Agreement or (3) the PIPE Resale Shelf, for the sale of Common Shares for its own account, or for the benefit of the holders of its Common Shares (other than pursuant to Section 2.03)) in an underwritten or other registered public offering (a “Piggyback Underwritten Offering”), then as soon as reasonably practicable, but not less than 10 Business Days prior to the filing of (x) any preliminary prospectus supplement relating to such Piggyback Underwritten Offering pursuant to Rule 424(b) under the 1933 Act, (y) any prospectus supplement relating to such Piggyback Underwritten Offering pursuant to Rule 424(b) under the 1933 Act (if no preliminary prospectus supplement is used), other than, in the case of clause (x) or (y), any preliminary prospectus supplement or prospectus supplement relating to a registration statement for which notice was previously given, or (z) such registration statement, as the case may be, the Company shall give written notice of such proposed Piggyback Underwritten Offering to the Holders and such notice shall offer the Holders the opportunity to include in such Piggyback Underwritten Offering such number of Registrable Shares as each such Holder may request. Each such Holder shall have 5 Business Days after receiving such notice to request in writing to the Company inclusion of Registrable Shares in the Piggyback Underwritten Offering. Upon receipt of any such request for inclusion from a Holder received within the specified time (each, a “Piggyback Holder”), the Company shall use reasonable best efforts to effect the registration in any registration statement described in this Section 2.02(a) of such Registrable Shares requested to be included on the terms set forth in this Agreement. If no request for inclusion from a Holder is received within the specified time, such Holder shall have no further right to participate in such Piggyback Underwritten Offering. Prior to the launch of any Piggyback Underwritten Offering, any Holder shall have the right to withdraw its request for inclusion of its Registrable Shares in any registration statement pursuant to this Section 2.02(a) by giving written notice to the Company, which withdrawal shall be irrevocable and, following which withdrawal, such Holder shall no longer have any right to include Registrable Shares in the Piggyback Underwritten Offering as to which such withdrawal was made. No registration of Registrable Shares effected under this Section 2.02 shall relieve the Company of its obligations to effect any registration upon demand under Section 2.03.

(b) Delay or Abandonment of Registration or Offering. The Company shall have the right to delay, terminate or withdraw any Piggyback Underwritten Offering prior to the effectiveness of such registration or the completion of such offering whether or not any Holder has elected to include Registrable Shares in such registration. In the case of the delay, termination or withdrawal referred to in the immediately preceding sentence, all expenses incurred in connection with such Piggyback Underwritten Offering shall be borne entirely by the Company as set forth in Section 2.07.

Section 2.03 Demand Registration Rights; Demand Shelf Takedowns.

(a) Right to Demand. At any time and from time to time following the Lock-up Period, each Fund, on behalf of the Holders of such Fund’s Registrable Shares, individually or jointly, may make a written request, which request will specify the aggregate number of such Fund’s Registrable Shares to be registered and will also specify the intended methods of disposition thereof (a “Request Notice”) to the Company for registration with the Commission under and in accordance with the provisions of the 1933 Act of the offer and sale of all or part of the Registrable Shares then owned by such Fund and/or the Holders of such Fund’s Fund Units (a “Demand Registration”). A registration pursuant to this Section 2.03 will be on such appropriate form of the Commission as shall be selected by the Demand Holder and be reasonably acceptable to the Company and as shall permit the intended method or methods of distribution specified by the Demand Holder, including a distribution to, and resale by, the partners or Affiliates of the Demand Holder. Upon receipt by the Company of a Request Notice to effect a Demand Registration, the Company shall within ten (10) Business Days after the receipt of the Request Notice, notify each other Demand Holder, each Contributing Investor, Juggernaut, Centerview, each Daymon Investor, the Company Sponsor and any of their respective Permitted Transferees (including subsequent Permitted Transferees thereof, subject to Section 2.03(e)), of such request and such other Demand Holder, the Contributing Investors, Juggernaut and Centerview, each Daymon Investor, the Company Sponsor and any of their respective Permitted Transferees (including subsequent Permitted Transferees thereof, subject to Section 2.03(e)), shall have the option to include their Registrable Shares in such Demand Registration pursuant to this Section 2.03. Subject to Section 2.05, the Company will register all other Registrable Shares which the Company has been requested to register by such other Demand Holder, the Contributing Investors, Juggernaut and Centerview, each Daymon Investor, the Company Sponsor and any of their respective Permitted Transferees (including subsequent Permitted Transferees thereof, subject to Section 2.03(e)) (each, an “Incidental Demand Holder”), pursuant to this Section 2.03 by written request given to the Company by such Incidental Demand Holders within ten (10) Business Days after the giving of such written notice by the Company to such other Incidental Demand Holders. The Company shall not be obligated to maintain a registration statement pursuant to a Demand Registration effective for more than (x) one hundred eighty (180) days (other than in the case of a Shelf Registration) or (y) such shorter period (or, in the case of a Shelf Registration, such period) when all of the Registrable Shares covered by such registration statement have been sold pursuant thereto (the “Effectiveness Period”). Notwithstanding the foregoing, the Company shall not be obligated to effect more than one Demand Registration in any 90-day period following an Effectiveness Period or such longer period not to exceed one hundred eighty (180) days as requested by an underwriter pursuant to Section 2.10. Upon receipt of any such Request Notice, the Company will deliver any notices required by this Section 2.03 and thereupon the Company will, subject to Sections 2.03(c) and 2.05, (i) use its reasonable best efforts to effect the prompt registration under the 1933 Act of the Registrable Shares which the Company has been so requested to register by Demand Holders as contained in the Request Notice and (ii) include all other Registrable Shares which the Company has been requested to register by the Piggyback Holders and Incidental Demand Holders and Common Shares held by others, all to the extent required to permit the disposition of the Registrable Shares so to be registered in accordance with the intended method or methods of disposition of each seller of such Registrable Shares.

(b) Number of Demand Registrations. Each Fund, on behalf of the Holders of Registrable Shares, individually or collectively, shall have unlimited rights to effect a Demand Registration and Piggyback Underwritten Offerings, at any time and from time to time following the Lock-up Period; provided that, at any time in which the Company is eligible to register Common Shares on Form S-3 (or any successor form) and there is no effective Shelf Registration Statement on Form S-3 for the Demand Holders’ Registrable Shares, the Demand Holders shall have the right to require the Company to file a Shelf Registration Statement. In connection with a Demand Registration by more than one Demand Holder or by a Demand Holder and Incidental Demand Holders in which LGP, CVC, Coinvest or any of their Permitted Transferees is participating in such Demand Registration, LGP and CVC shall jointly act as their representative (the “DH Representative”) in connection with such Demand Registration and the Company shall only be obligated to communicate with such DH Representative in connection with such Demand Registration. Such Holders shall give the DH Representative any and all necessary powers of attorneys needed for the DH Representative to act on their behalf.

(c) Revocation. Holders of a majority in number of the Registrable Shares held by Demand Holders to be included in a registration statement pursuant to this Section 2.03 may, at any time prior to the effective date of the registration statement relating to such Demand Registration, acting through their DH Representative (if applicable), revoke such request by providing a written notice thereof to the Company (the “Revoking Holders”) and the aborted registration shall not be deemed to be a Demand Registration for purposes of Section 2.03. No such Revoking Holder shall be required to reimburse the Company for any of its expenses incurred in connection with such attempted registration. Neither the Company nor the Demand Holders shall have any obligation to keep any Holder informed as to the status or expected timing of the launch of any offering.

(d) Effective Registration. A registration will not count as a Demand Registration: (i) if a Demand Holder determines in its good faith judgment to withdraw a registration following effectiveness due to a material adverse change in the Company; (ii) if such Registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason and the Company fails to promptly have such stop order, injunction or other order or requirement removed, withdrawn or resolved to the Demand Holder’s satisfaction; (iii) the conditions to closing specified in the underwriting agreement or purchase agreement entered into in connection with the registration relating to any such demand are not satisfied; or (iv) such Demand Registration is fully withdrawn pursuant to the first proviso to Section 2.11.

(e) Assignability of Demand Registration Rights. The rights offered to a Demand Holder pursuant to this Section 2.03 are only assignable to a Permitted Transferee of such Demand Holder, except as set forth in Section 4.05. Any such assignment permitted hereunder shall be effected hereunder only by giving written notice thereof from both the transferor and the transferee to the Company.

(f) Underwritten Takedown. The Demand Holders shall have the right to demand an underwritten takedown of Registrable Shares or a Block Trade (in each case, other than Registrable Shares registered pursuant to a Centerview Demand Registration or a Daymon Demand Registration), in which case Section 2.01(c) shall apply.

(g) Centerview Demand Registration Rights. At any time and from time to time following the earlier of (i) the two (2)-year anniversary of the Merger and (ii) the consummation of a Partnership Sale (pursuant to clause (ii) of the definition thereof) subsequent to the Merger, but in each case only if, within the immediately preceding 180-day period, (x) no bona fide Request Notice shall have been provided pursuant to Section 2.03(a) that is not withdrawn or revoked and that thereafter (but not necessarily during such 180-day period) results pursuant to Section 2.03 in a Demand Registration in which Centerview and its Permitted Transferees have an actual opportunity (taking into account, among other things, any cutbacks pursuant to Section 2.05) to register any of their Registrable Shares or (y) Centerview and its Permitted Transferees shall not have had an actual opportunity (taking into account, among other things, any cutbacks pursuant to Section 2.05) to register any of their Registrable Shares in a Piggyback Underwritten Offering or a Demand Registration, and no such opportunity is in the process of being provided for pursuant to Section 2.01, Centerview or its Permitted Transferees (in such capacity, each, a “Centerview Demand Holder”) may make a written request, which request will specify the aggregate number of Registrable Shares to be registered and will also specify the intended methods of disposition thereof (a “Centerview Request Notice”) to the Company for registration with the Commission under and in accordance with the provisions of the 1933 Act of the offer and sale of all or part of the Registrable Shares then owned by such Centerview Demand Holder (a “Centerview Demand Registration”). Centerview shall have the right to effect one Centerview Demand Registration. At any time in which the Company is eligible to register Common Shares on Form S-3 (or any successor form), the Centerview Demand Holders are entitled to demand a Centerview Demand Registration and there is no effective Shelf Registration Statement on Form S-3 for the Centerview Demand Holders’ Registrable Shares, the Centerview Demand Holders shall have the right to require the Company to file a Shelf Registration Statement. The Centerview Demand Holders shall have the right to demand an underwritten takedown of Registrable Shares registered pursuant to a Centerview Demand Registration. In the event a Centerview Demand Holder makes a Centerview Request Notice pursuant to this Section 2.03(g), the provisions set forth in Sections 2.03(a), 2.03(c), 2.03(d), 2.03(e) and 2.04 shall apply to such Centerview Demand Registration mutatis mutandis (including by replacing each reference to “Demand Holder” with a reference to “Centerview Demand Holder”).

(h) Daymon Investors Demand Registration Rights.

(i) At any time and from time to time following the eighteen (18)-month anniversary of the Merger (but subject to Section 2.11), the Majority Daymon Holder, on behalf of the Daymon Holders (in such capacity, a

“Daymon Demand Holder”) may make a written request, which request will specify the aggregate number of Registrable Shares to be registered and will also specify the intended methods of disposition thereof (a “Daymon Request Notice”) to the Company for registration with the Commission under and in accordance with the provisions of the 1933 Act of the offer and sale of all or part of the Registrable Shares then owned by the Daymon Holders (a “Daymon Demand Registration”). The Daymon Demand Holders shall have the right to effect two Daymon Demand Registrations and unlimited rights to effect Piggyback Underwritten Offerings; provided that a Daymon Demand Registration to file a Shelf Registration Statement or a Block Trade will not count as one of the two permitted Daymon Demand Registrations. At any time in which the Company is eligible to register Common Shares on Form S-3 (or any successor form), the Daymon Demand Holders are entitled to demand a Daymon Demand Registration and there is no effective Shelf Registration Statement on Form S-3 for the Daymon Demand Holders’ Registrable Shares, the Daymon Demand Holders shall have the right to require the Company to file a Shelf Registration Statement, which, for the avoidance of doubt, shall not count as one of the two permitted Daymon Demand Registrations. Subject to Section 2.11, the Daymon Demand Holders shall have the right to demand an underwritten takedown, which, for the avoidance of doubt, will count as one of the two permitted Daymon Demand Registrations, or an unlimited number of Block Trades of Registrable Shares registered pursuant to any Shelf Registration or any Daymon Demand Registration, which, for the avoidance of doubt and solely for the purpose of calculating the number of available Daymon Demand Registrations, shall not count as one of the two permitted Daymon Demand Registrations, and in which case Section 2.01(c) shall apply mutatis mutandis. In the event a Daymon Demand Holder makes a Daymon Request Notice pursuant to this Section 2.03(h)(i), to the extent not inconsistent with the provisions of this Section 2.03(h)(i) the provisions set forth in Sections 2.03(a), 2.03(c), 2.03(d), 2.03(e) and 2.04 shall apply to the Daymon Demand Registration contemplated by the Daymon Request Notice mutatis mutandis (including by replacing each reference to “Demand Holder” with a reference to “Daymon Demand Holder”). At any time following the thirty (30)-month anniversary of the Merger, if as of the applicable time, (a) the Daymon Holders have not made any Daymon Demand Registrations pursuant to this Section 2.03(h)(i), (b) none of the Funds have made any Demand Registrations pursuant to Section 2.03(a), and (c) the Company has not completed a Piggyback Underwritten Offering pursuant to Section 2.02 or Shelf Registration pursuant to Section 2.01, in each case, in which YH had the right to participate in any such Registration, YH shall have the right to cause the Daymon Demand Holder to submit a Daymon Request Notice for one (and not more than one) of its Daymon Demand Registrations in accordance with the terms of this Section 2.03(h)(i) (the “YH Right”). YH shall have one YH Right.

(ii) At any time and from time to time following the twenty-four (24)-month anniversary of the Merger (but subject to Section 2.11) and so long as the Daymon Holders, as of such time, (A) have made both Daymon Demand Registrations pursuant to the immediately preceding clause (i) and (B) own 3.0% or less of the then-outstanding equity securities of the Company, then the Majority Daymon Holder, on behalf of the Daymon Holders (in such capacity, a “Preferred Daymon Demand Holder”) may send a Daymon Request Notice to the Company for registration with the Commission under and in accordance with the provisions of the 1933 Act of the offer and sale of all, but not less than all, of the Registrable Shares then owned by the Daymon Holders (a “Preferred Daymon Demand Registration”). The Preferred Daymon Demand Holders shall have the right to effect one Preferred Daymon Demand Registration, which may take the form of an underwritten takedown to the extent all remaining Registrable Shares are included in a then effective Shelf Registration Statement or by filing a new registration statement (which will be on Form S-3 to the extent the Company is eligible to file on Form S-3). If, after the closing of the Preferred Daymon Demand Registration, the Daymon Holders continue to hold any outstanding equity securities of the Company, then (i) neither LGP nor CVC shall be permitted to participate or “piggy back” in any subsequent 144 Sales or Block Trades by the Daymon Holders, and (ii) Section 2.11(b) and 2.11(e) shall not apply to any subsequent transfers by the Daymon Holders. For the avoidance of doubt, any transfers effected by the Daymon Holders pursuant to the immediately preceding sentence shall continue to be subject to any restrictions set forth in Section 2.11(a), 2.11(c) and 2.14(b). If the Preferred Daymon Demand Registration is in the form of an underwritten takedown pursuant to any Shelf Registration or any Daymon Demand

Registration, then Section 2.01)(c) shall apply mutatis mutandis. In the event a Preferred Daymon Demand Holder makes a Daymon Request Notice pursuant to this Section 2.03(h)(ii), to the extent not inconsistent with the provisions of this Section 2.03(h)(ii) the provisions set forth in Sections 2.03(a), 2.03(c), 2.03(d), 2.03(e) and 2.04 shall apply to such Preferred Daymon Demand Registration mutatis mutandis (including by replacing each reference to “Demand Holder” with a reference to “Preferred Daymon Demand Holder”).

Section 2.04 Selection of Underwriters. The Demand Holder, Daymon Demand Holder, or Centerview Demand Holder, as applicable, initiating such Demand Registration shall have the right to select any managing underwriter(s) in connection with any Demand Registration; provided, that such managing underwriter shall be reasonably acceptable to the Board of Directors.

Section 2.05 Priority on Registrations. If the managing underwriter or underwriters of a Registration advise the Company in writing that in its or their opinion the number of Registrable Shares proposed to be sold in such Registration exceeds the number which can be sold, or adversely affects the price at which the Registrable Shares are to be sold, in such offering, the Company will include in such Registration only the number of Registrable Shares which, in the opinion of such underwriter or underwriters, can be sold in such offering without such adverse effect. To the extent such Registration includes Registrable Shares of more than one Holder, the Registrable Shares so included in such Registration shall be apportioned as follows:

(a) In the case of a Company Initiated Registration, allocations shall be made: first, to the Company; second, to the Piggyback Holders exercising their right to participate in a Piggyback Underwritten Offering with any cutbacks applied on a pro rata basis among the Holders based on the total number of Registrable Shares requested to be included by such Holders as compared to the total number of shares requested to be included by all Holders in such Registration; and third, to all other holders exercising piggyback registration rights that have been granted by the Company, with any cutbacks applied on a pro rata basis among each other or as they may otherwise agree in writing.

(b) In the case of a Demand Registration, any shelf takedown or Block Trade pursuant to Section 2.03(b), a Daymon Demand Registration or a shelf takedown or Block Trade pursuant to Section 2.03(i) allocations shall be made: first, to the Holders, with any cutbacks applied pro rata among the Holders based on the total number of Registrable Shares requested to be included by such Holders as compared to the total number of shares requested to be included by all Holders in such Registration; second, to all other holders exercising piggyback registration rights granted by the Company, with any cutbacks applied on a pro rata basis among such other holders or as they may otherwise agree in writing; and third, to the Company.

(c) In the case of a Centerview Demand Registration or any shelf takedown pursuant to Section 2.03(g), allocations shall be made: first, to the Centerview Demand Holders, with any cutbacks applied pro rata among the Centerview Demand Holders based on the total number of Registrable Shares requested to be included by such Centerview Demand Holders as compared to the total number of shares requested to be included by all Centerview Demand Holders in such Registration; second, to the Holders (other than the Centerview Demand Holders), with any cutbacks applied pro rata among such Holders based on the total number of Registrable Shares requested to be included by such Holders as compared to the total number of shares requested to be included by all other Holders (other than the Centerview Demand Holders) in such Registration; third, to all other holders exercising piggyback registration rights granted by the Company, with any cutbacks applied on a pro rata basis among such other holders or as they may otherwise agree in writing; and fourth, to the Company.

(d) In the case of the Preferred Daymon Demand Registration or any shelf takedown pursuant to Section 2.03(i)(ii), allocations shall be made: first, to the Daymon Demand Holders, with any cutbacks applied pro rata among the Daymon Demand Holders based on the total number of Registrable Shares requested to be included by such Daymon Demand Holders as compared to the total number of shares requested to be included by all Daymon Demand Holders in such Registration; second, to the Holders (other than the Daymon Demand Holders), with any cutbacks applied pro rata among such Holders based on the total number of Registrable

Shares requested to be included by such Holders as compared to the total number of shares requested to be included by all other Holders (other than the Daymon Demand Holders) in such Registration; third, to all other holders exercising piggyback registration rights granted by the Company, with any cutbacks applied on a pro rata basis among such other holders or as they may otherwise agree in writing; and fourth, to the Company.

(e) In the case of a registration initiated by any Person (other than the Company, a Demand Holder, a Centerview Demand Holder or a Daymon Demand Holder) exercising demand registration rights granted hereafter by the Company (if any), allocations shall be made: first, to the Holders, with any cutbacks applied pro rata among the Holders based on the total number of Registrable Shares requested to be included by such Holders as compared to the total number of shares requested to be included by all Holders in such Registration; second, to such initiating Person and to any other holders exercising pari passu registration rights that have been granted by the Company allocated as such Persons have agreed among themselves; third, to the Company and to the Piggyback Holders exercising their right to participate in a Piggyback Underwritten Offering, with any cutbacks applied on a pro rata basis based on the total number of Registrable Shares proposed to be included in such Registration by the Company or such Holders; and fourth, to all other holders exercising piggyback registration rights granted by the Company, with any cutbacks applied on a pro rata basis among such other holders or as they may otherwise agree in writing.

Section 2.06 Registration Procedures. It shall be a condition precedent to the obligations of the Company and any underwriter or underwriters to take any action pursuant to this Article II that each Holder requesting inclusion in any Piggyback Underwritten Offering, Demand Registration, Centerview Demand Registration or Daymon Demand Registration (each, a “Registration”) shall furnish to the Company such information regarding such Holder, the Registrable Shares held by it, the intended method of disposition of such Registrable Shares, and such agreements regarding indemnification, disposition of such securities and other matters referred to in this Article II as the Company shall reasonably request and as shall be reasonably required in connection with the action to be taken by the Company; provided that (x) no Holder shall be required to make any representations or warranties to, or agreements with, the Company other than representations and warranties regarding such Holder and such Holder’s ownership of and title to the Registrable Shares to be sold in such offering and its intended method of distribution and (y) any liability of any such Holder under any underwriting agreement relating to such Registration shall be limited to liability arising from breach of its representations and warranties therein and shall be limited to an amount equal to the net amount received by such Holder from the sale of Registrable Shares pursuant to such Registration. With respect to any Registration which includes Registrable Shares held by a Holder, the Company will, subject to Sections 2.01 through 2.05 promptly:

(a) prepare and file with the Commission a registration statement on the appropriate form prescribed by the Commission and use its reasonable best efforts to cause such registration statement to become effective as soon as practicable thereafter and to be maintained in effect in accordance with the terms of this Agreement; provided that the Company shall not be obligated to maintain such Registration effective for a period longer than the Effectiveness Period; provided, further, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the Holders covered by such registration statement and the underwriter or underwriters, if any, copies of or drafts of all such documents proposed to be filed, at least five (5) Business Days prior to the filing thereof, which documents will be subject to the reasonable review of such holders and underwriters. Each Holder will have the opportunity to object to any information pertaining to such Holder that is contained therein and the Company will make the corrections reasonably requested by such Holder with respect to such information prior to filing any registration statement or amendment thereto or any prospectus or any supplement thereto; provided, however, that the Company will not file any registration statement or amendment thereto or any prospectus or any supplement thereto to which Holders of a majority of the Registrable Shares covered by such registration statement or the underwriters, if any, shall reasonably object;

(b) prepare and file with the Commission such amendments and post- effective amendments to such registration statement and any documents required to be incorporated by reference therein as may be necessary to keep the registration statement effective for a period of not less than the Effectiveness Period (but not prior to the expiration of the time period referred to in Section 4(3) of the 1933 Act and Rule 174 thereunder, if applicable); cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the 1933 Act; and comply with the provisions of the 1933 Act applicable to it with respect to the disposition of all Registrable Shares covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement or supplement to the prospectus;

(c) furnish to such Holder, without charge, such number of conformed copies of the registration statement and any post-effective amendment thereto, as such Holder may reasonably request, and such number of copies of the prospectus (including each preliminary prospectus) and any amendments or supplements thereto, and any documents incorporated by reference therein as the Holder or underwriter or underwriters, if any, may request in order to facilitate the disposition of the securities being sold by such Holder (it being understood that the Company consents in writing to the use of the prospectus and any amendment or supplement thereto by the Holder covered by the registration statement and the underwriter or underwriters, if any, in connection with the offering and sale of the securities covered by the prospectus or any amendments or supplements thereto);

(d) notify such Holder, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, when the Company becomes aware of the happening of any event as a result of which the prospectus included in such registration statement (as then in effect) contains any untrue statement of material fact or omits to state a material fact necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that; as thereafter delivered to the investors of such securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e) in the case of an underwritten offering, enter into such customary agreements (including underwriting agreements in customary form) and make members of senior management of the Company available on a basis reasonably requested by the underwriters to participate in, “road show” and other customary marketing activities (including one-on-one meetings with prospective purchasers of the Registrable Shares) and cause to be delivered to the underwriters reasonable opinions of counsel to the Company in customary form, covering such matters as are customarily covered by opinions for an underwritten public offering as the underwriters may reasonably request and addressed to each selling Holder and the underwriters;

(f) make available, for inspection by any seller of Registrable Shares, any underwriter participating in any disposition pursuant to a registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, managers, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent that are necessary to be reviewed by such person in connection with the preparation of such registration statement;

(g) if requested, cause to be delivered, immediately prior to the effectiveness of the registration statement (and, in the case of an underwritten offering, at the time of delivery of any Registrable Shares sold pursuant thereto), “cold comfort” letters from the Company’s independent certified public accountants addressed to each selling Holder (unless such selling Holder does not provide to such accountants the appropriate representation letter required by rules governing the accounting profession) and each underwriter, if any, stating that such accountants are independent public accountants within the meaning of the 1933 Act and the applicable rules and regulations adopted by the Commission thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent certified public accountants delivered in connection with primary or secondary underwritten public offerings, as the case may be;

(h) provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of the registration statement;

(i) use its reasonable best efforts to cause all securities included in such registration statement to be listed, by the date of the first sale of securities pursuant to such registration statement, on any national securities exchange, quotation system or other market on which the Common Shares are then listed or proposed to be listed by the Company;

(j) make generally available to its security holders an earnings statement, which need not be audited, satisfying the provisions of Section 11(a) of the 1933 Act as soon as reasonably practicable after the end of the twelve (12)-month period beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the registration statement, which statement shall cover said twelve (12)-month period;

(k) after the filing of a registration statement, (i) promptly notify each Holder covered by such registration statement of any stop order issued or, to the Company’s knowledge, threatened by the Commission and of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Shares for sale under the applicable securities or blue sky laws of any jurisdiction and (ii) take all reasonable actions to obtain the withdrawal of any order suspending the effectiveness of the registration statement or the qualification of any Registrable Shares at the earliest possible moment;

(l) subject to the time limitations specified in paragraph (b) above, if requested by the managing underwriter or underwriters or such Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters or the Holder reasonably requests to be included therein, including, without limitation, with respect to the number of shares being sold by the Holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any term of the underwritten offering of the securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(m) as promptly as practicable after filing with the Commission of any document which is incorporated by reference into a registration statement, deliver a copy of such document to such Holder;

(n) on or prior to the date on which the registration statement is declared effective, use its reasonable best efforts to register or qualify, and cooperate with such Holder, the underwriter or underwriters, if any, and their counsel in connection with the registration or qualification of, the securities covered by the registration statement for offer and sale under the securities or blue sky laws of each state and other jurisdiction of the United States as the Holder or managing underwriter or underwriters, if any, requests in writing, to use its reasonable best efforts to keep each such registration or qualification effective, including through new filings, or amendments or renewals, during the Effectiveness Period do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions of the Registrable Shares covered by the applicable registration statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

(o) cooperate with such Holder and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of book-entry shares or certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, may request;

(p) use its reasonable best efforts to cause the securities covered by the registration statement to be registered with or approved by such other governmental agencies, authorities or self-regulatory bodies within the

United States as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Shares; and

(q) to the extent the Company is a well-known seasoned issuer (within the meaning of Rule 405 under the 1933 Act) at the time any Request Notice is submitted to the Company pursuant to Section 2.03 which requests that the Company file an automatic shelf registration statement (as defined in Rule 405 under the 1933 Act) (an “automatic shelf registration statement”) on a Shelf Registration Statement, the Company shall file an automatic shelf registration statement that covers those Registrable Shares which are requested to be registered. If the Company does not pay the filing fee covering Registrable Shares at the time the automatic shelf registration statement is filed, the Company agrees to pay such fee at such time or times as the Registrable Shares are to be sold.

The Holders, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (d) of this Section 2.06, will forthwith discontinue disposition of the securities until the Holders’ receipt of the copies of the supplemented or amended prospectus contemplated by subsection (d) of this Section 2.06 or until it is advised in writing (the “Advice”) by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, each Holder will, or will request the managing underwriter or underwriters, if any, to, deliver, to the Company (at the Company’s sole expense) all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time periods mentioned in subsections (a), (b) and (n) of this Section 2.06 shall be extended by the number of days during the period from and including any date of the giving of such notice to and including the date when each seller of securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by subsection (d) of this Section 2.06 hereof or the Advice.

Section 2.07 Registration Expenses.

(a) In the case of any Registration, the Company shall bear all expenses incident to the Company’s performance of or compliance with this Agreement, including, without limitation, all Commission and stock exchange or Financial Industry Regulatory Authority, Inc. registration and filing fees and expenses, fees and expenses of compliance with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Shares), rating agency fees, printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Company and all independent certified public accountants and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (but not including any underwriting discounts or commissions, or transfer taxes, if any, attributable to the sale of Registrable Shares by a Holder or reasonable fees and expenses of more than two counsel representing all Holders selling Registrable Shares under such Registration as set forth in Section 2.07(b) below).

(b) In connection with each Registration initiated hereunder (whether a Demand Registration, Centerview Demand Registration, Daymon Demand Registration or a Piggyback Underwritten Offering), the Company shall reimburse each of (i) LGP, (ii) CVC, (iii) Coinvest, (iv) Centerview (in connection with a Centerview Demand Registration), (v) the Daymon Investors (in connection with a Daymon Demand Registration) and (vii) any and all other Holders covered by such Registration or sale (including (x) Centerview, other than in connection with a Centerview Demand Registration, and (y) the Daymon Investors, other than in connection with a Daymon Demand Registration), as a group (the “Holder Group”), for the reasonable fees and disbursements of not more than one law firm each, with the law firm representing the Holder Group in connection with such Registration or sale chosen by the holders of a majority of the number of Registrable Shares included in such Registration by such Holder Group; provided that with respect to a Preferred Daymon Demand Registration, the law firm will be chosen by the Majority Daymon Holder.

(c) The obligation of the Company to bear the expenses described in Section 2.07(b) and to reimburse the Holders for the expenses described in Section 2.07(b) shall apply irrespective of whether a registration, once properly demanded, if applicable, becomes effective, is withdrawn or suspended or revoked, or is converted to another form of registration and irrespective of when any of the foregoing shall occur.

Section 2.08 Indemnification.

(a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder, its officers, directors, Affiliates and agents, any investment vehicle which is directly or indirectly invested in the Holder, and each Person who controls (within the meaning of the 1933 Act or the 1934 Act) the Holder, including, without limitation any general partner, adviser or manager of any thereof, against all losses, claims, damages, liabilities and expenses (including reasonable counsel fees and disbursements) arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, in which such Holder participates in an offering of Registrable Shares or in any document incorporated by reference therein or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading, (ii) any untrue statement or alleged untrue statement of a material fact in the information conveyed to any purchaser at the time of the sale to such purchaser, or the omission or alleged omission to state therein a material fact required to be stated therein, or (iii) any violation by the Company of any federal, state, common or other law, rule or regulation applicable to the Company in connection with such registration, including the 1933 Act, any state securities or “blue sky” laws or any rule or regulation thereunder in connection with such registration, except insofar as the same are made in reliance on and in conformity with any information with respect to such Holder furnished in writing to the Company by such Holder expressly for use therein. The Company will also indemnify underwriters (as such term is defined in the 1933 Act), their officers and directors and each Person who controls such underwriters (within the meaning of the 1933 Act) to the same extent as provided above with respect to the indemnification of the Holders.

(b) Indemnification by the Holders. In connection with any registration statement in which a Holder is participating, each such Holder will furnish to the Company in writing such information with respect to such Holder as the Company reasonably requests for use in connection with any registration statement or prospectus covering the Registrable Shares of such Holder and to the extent permitted by law agrees to indemnify and hold harmless the Company, its directors, officers and agents and each Person who controls (within the meaning of the 1933 Act or the 1934 Act) the Company and any other Holder, against any losses, claims, damages, liabilities and expenses arising out of or based upon any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements in the registration statement or prospectus or preliminary prospectus (in the case of the prospectus or preliminary prospectus, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is made in reliance on and in conformity with the written information or signed affidavit with respect to such Holder so furnished in writing by such Holder expressly for use in the registration statement or prospectus; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders and the liability of each such Holder shall be in proportion to and limited to the net amount received by such Holder from the sale of Registrable Shares pursuant to a registration statement in accordance with the terms of this Agreement. The Company and the Holders hereby acknowledge and agree that, unless otherwise expressly agreed to in writing by such holders, the only information furnished or to be furnished to the Company for use in any registration statement or prospectus relating to the Registrable Shares or in any amendment, supplement or preliminary materials associated therewith are statements specifically relating to (a) transactions or the relationship between such holder and its Affiliates, on the one hand, and the Company, on the other hand, (b) the beneficial ownership of Registrable Shares by such holder and its Affiliates, (c) the name and address of such Holder and (d) any additional information about such Holder or the plan of distribution (other than for an underwritten offering) required by law or regulation to be disclosed in any such document.

(c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. The failure to so notify the indemnifying party shall not relieve the indemnifying party from any liability hereunder with respect to the action, except to the extent that such indemnifying party is materially prejudiced by the failure to give such notice; provided, however, that any such failure shall not relieve the indemnifying party from any other liability which it may have to any other party. No indemnifying party in the defense of any such claim or litigation, shall, except with the written consent of such indemnified party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement unless such judgment or settlement (i) includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation and (ii) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of such indemnified party. An indemnifying party shall not be liable under this Section 2.08 to any indemnified party regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent is consented to by such indemnifying party. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party there may be one or more legal or equitable defenses available to such indemnified party which are in addition to or may conflict with those available to any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels; provided, however, that such number of additional counsel must be reasonably acceptable to the indemnifying party.

(d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) of this Section 2.08 is unavailable to an indemnified party as contemplated by the preceding paragraphs (a) and (b) of this Section 2.08, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. In no event shall the liability of any selling Holder be greater in amount than the amount of net proceeds received by such Holder upon such sale or the amount for which such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided in paragraph (b) of this Section 2.08 had been available.

Section 2.09 1934 Act Reports. The Company agrees that, so long as it remains subject to the reporting requirements of the 1934 Act, it will use its reasonable best efforts to file in a timely manner all reports required to be filed by it pursuant to the 1934 Act to the extent the Company is required to file such reports. Notwithstanding the foregoing, the Company may deregister any class of its equity securities under Section 12 of the 1934 Act or suspend its duty to file reports with respect to any class of its securities pursuant to Section 15(d) of the 1934 Act if it is then permitted to do so pursuant to the 1934 Act and rules and regulations thereunder.

Section 2.10 Holdback Agreements.

(a) Whenever the Company proposes to register any of its equity securities under the 1933 Act for its own account (other than on Form S-4, S-8, S-3 or any similar successor form or another form used for a purpose similar to the intended use of such forms) in an underwritten offering or is required to use its reasonable best efforts to effect the registration of any Registrable Shares under the 1933 Act pursuant to a request by or on behalf of a Demand Holder, Centerview Demand Holder, or Daymon Demand Holder, as applicable, pursuant to

Section 2.03 in connection with an underwritten offering, if requested by the underwriters of such offering, each Holder of Registrable Shares has agreed by acquisition of its Registrable Shares not to effect any sale or distribution, including any sale pursuant to Rule 144 under the 1933 Act, or to request registration under Section 2.03 of any Registrable Shares during any Market Standoff Period, except as part of such Registration or unless in the case of a private sale or distribution, the transferee agrees in writing to be subject to this Section 2.10; provided that exceptions shall exist for, following the Merger, small non-employee Holders in accordance with customary underwriting practices. If requested for by such managing underwriter, each holder of Registrable Shares agrees to execute a holdback agreement in customary form, consistent with the terms of this Section 2.10(a) and, in any case, on terms no less favorable to the Holders than the holdback agreements executed by the Company’s directors and executive officers. No Holder’s obligations pursuant to a holdback agreement (other than small non-employee Holders in accordance with customary underwriting practices) shall be released or waived unless comparable waivers or releases are granted to the other Holders.

(b) The Company agrees not to effect any sale or distribution of any of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities within any Market Standoff Period (except as part of such underwritten registration or pursuant to registrations on Form S-8, S-4 or S-3 or any successor forms thereto), except that such restriction shall not prohibit after the effective date of the registration statement (i) grants of employee stock (or membership interest) options or other issuances of capital stock (or membership interests) pursuant to the terms of a Company employee benefit plan approved by the Board of Directors, issuances by the Company of capital stock (or membership interests) pursuant to the exercise of such options or the exercise of any other employee stock (or membership interest) options outstanding on the date hereof or subject to any stock option (or membership interest) plan, (ii) the Company from issuing shares of capital stock in private placements pursuant to Section 4(2) of the 1933 Act or in connection with a strategic alliance, or (iii) the Company from publicly announcing its intention to issue, or actually issuing, shares of capital stock to shareholders of another entity as consideration for the Company’s acquisition of, or merger with, such entity. In addition, upon the request of the managing underwriter, the Company shall use its reasonable best efforts to cause each holder of its equity securities or any securities convertible into or exchangeable or exercisable for any of such securities whether outstanding on the date of this Agreement or issued at any time after the date of this Agreement (other than any such securities acquired in a public offering), to agree not to effect any such public sale or distribution of such securities during such period, except as part of any such Registration if permitted, and to cause each such holder to enter into a similar agreement to such effect with the Company.

Section 2.11 Blackout Periods.

(a) (i) No Holder may sell any securities pursuant to Section 2.01, Section 2.02 or Section 2.03 and (ii) any registration statement may be suspended or a filing delayed by the Company, if the Company determines in good faith that the filing or maintenance of a registration statement would, if not so deferred, materially and adversely affect a then proposed or pending significant business transaction, financial project, acquisition, merger or corporate reorganization; provided that any Demand Holder, Centerview Demand Holder or Daymon Demand Holder, as applicable, may withdraw all or a portion of its Demand Registration, Centerview Demand Registration or Daymon Demand Registration, as applicable, without it counting as a Demand Registration, Centerview Demand Registration or Daymon Demand Registration, as applicable; provided, further, that (i) the Company may not delay the filing or effectiveness of, or suspend, any registration statement in excess of 90 days in any calendar year (such period and the seven days prior to the 90 day period, a “Blackout Period”), (ii) such registration statement shall remain effective subsequent to the cessation of such Blackout Period for a number of days equal to the Blackout Period and (iii) the Company may not file any registration statement during a Blackout Period.

(b) If LGP or CVC provides written notice (i) within two Business Days in the case of a 144 Sale by any Daymon Holder permitted by this Agreement or the agreements governing such Exchangeable Units or within 72 hours in the case of a Daymon Demand Registration that is not a Block Trade, or (ii) no later than 1:00 pm

Eastern time on the next Business Day in the case of a Daymon Demand Registration that is a Block Trade (or no later than 1:00 p.m. Eastern time on the second Business Day in the case of a Daymon Demand Registration that is a Block Trade in respect of which a Daymon Request Notice was effective later than 9:00 a.m. Eastern time on the date of notice), following the receipt of a Daymon Request Notice or 144 Sale Notice, as applicable, that LGP or CVC intends in good faith to consummate a Selling Opportunity within 30 days after the date of the Daymon Request Notice or 144 Sale Notice, as applicable (the “Blackout Notice”), then no Daymon Demand Holder may sell any Registrable Shares during such 30-day period following the date of the Daymon Request Notice or 144 Sale Notice delivered pursuant to Section 2.11(e), as applicable (the “30-Day Expiration Date”). In the event that the Partnership, LGP or CVC, as applicable, receives any Daymon Request Notice for any 144 Sale Notice from the Majority Daymon Holder, and at the time of receipt of such notice, LGP or CVC reasonable determines it will be prohibited from disposing of Registrable Shares due to the pendency of a “blackout” period for trading (as established in any trading policy in customary form adopted by the Company in good faith at or following the Merger) prior to the end of the thirty-day period following receipt of such Daymon Request Notice or 144 Sale Notice from the Majority Daymon Holder, then references to 30 days in this Section 2.11(b) shall be deemed extended until such time as such “blackout” period concludes, and the day immediately following the end of any such delay period shall constitute a 30-Day Expiration Date. After LGP or CVC has delivered a Blackout Notice, LGP and CVC may not deliver a subsequent Blackout Notice prior to the earlier to occur of (i) the date that is 89 days after the most recent 30-Day Expiration Date and (ii) the date of the next occurring Selling Opportunity.

(c) Prior to the first anniversary of the Merger, without the prior written consent of the Company, no Daymon Demand Holder will make any 144 Sales.

(d) Notwithstanding any other provision of this Agreement to the contrary, without the prior written consent of the Company in its sole discretion, no Daymon Demand Holder will sell any Registrable Shares in a 144 Sale, nor deliver a Daymon Request Notice (other than a Daymon Request Notice to file (but not a takedown or Block Trade from) a Shelf Registration Statement), if a Selling Opportunity has occurred during the 90 days prior to the reasonably expected closing date of such 144 Sale or the sale contemplated by the Daymon Request Notice.

(e) The Majority Daymon Holder, on behalf of the Daymon Holders, shall provide at least two Business Days prior written notice to each of LGP and CVC of its intention to consummate any 144 Sale (a “144 Sale Notice”).

(f) Notwithstanding any other provision of this Agreement to the contrary, the Company Sponsor shall be entitled to participate in any Piggyback Underwritten Offering, Marketed Shelf Offering, Demand Registration, Centerview Demand Registration, Daymon Demand Registration or Block Trade that is initiated by another Holder (or any other direct or indirect sale or transfer of Common Shares or Exchangeable Units, other than (x) such sale or transfer to a Permitted Transferree (a “Private Sale”) or (y) any sale or transfer by a Holder to a third-party pledgee in a bona fide transaction as collateral to secure obligations pursuant to lending or other arrangements between such third parties (or their Affiliates or designees) and such Holder and/or its Affiliates or any similar arrangement relating to a financing arrangement for the benefit of such Holder and/or its Affiliates) and that is consummated between the six month anniversary of the closing date of the Merger and the 12 month anniversary of the closing date of the Merger, in the Company Sponsor’s capacity and to the extent it would be entitled to participate in such capacity pursuant to the preceding provisions of this Agreement (other than in the case of a Private Sale, in which case the Company Sponsor shall be permitted to participate in such Private Sale on a pro rata basis based on the number of Registrable Shares owned by the Company Sponsor (and its Permitted Transferees) relative to the total number of Registrable Shares owned by the Company Sponsor and all other Holders), in each case only in the event that the Trading Condition has been met as of the time that the Company Sponsor would be provided the opportunity to so participate pursuant to the preceding provisions of the Agreement. Following the 12 month anniversary of the closing date of the Merger and until the time that the Company Sponsor no longer owns any Registrable Shares, the Company Sponsor shall be entitled to undertake Block Trades off of a Shelf Registration Statement through a take-down from an already existing Shelf Registration Statement and shall be entitled to conduct 144 Sales; provided, that during the period from the

12 month anniversary of the closing date of the Merger until the 18 month anniversary of the closing date of the Merger, if the Company Sponsor is undertaking such Block Trades, the other Holders shall be entitled to participate and the provisions of Section 2.01(c) shall apply mutatis mutandis and the provisions of Section 2.05(e) shall apply with respect to determining priority. The Company Sponsor and its Permitted Transferees holding Registrable Shares shall be entitled to directly enforce the obligations of the Company set forth in Section 2.01(a) and Section 2.01(b).

Section 2.12 Participation in Registrations. No Holder may participate in any Registration hereunder which is underwritten unless such Holder (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, underwriting agreements and other documents customarily required under the terms of such underwriting arrangements and provides such written information concerning itself as may be required for registration, including for inclusion in any registration statement.

Section 2.13 Other Registration Rights. The Company represents that, as of the date hereof, it has not granted to any Person the right to request or require the Company to register any equity securities issued by the Company, other than (a) as set forth herein, (b) as set forth in the Warrant Agreement and (c) with respect to the PIPE Resale Shelf. The Company will not grant any Person any registration rights with respect to the capital stock of the Company that are prior in right or in conflict or inconsistent with the rights of the Holders as set forth in this Article II in any material respect (it being understood that this shall not preclude the grant of additional demand and piggyback registration rights in and of themselves so long as such rights are not prior in right to the rights under this Agreement).

Section 2.14 Rule 144.

(a) After the Merger, the Company shall file any reports required to be filed by it under the 1933 Act and the 1934 Act and the rules and regulations adopted by the Commission thereunder, and it will take such further action as any Holder may reasonably request to make available adequate current public information with respect to the Company meeting the current public information requirements of Rule 144(c) under the 1933 Act, to the extent required to enable such Holder to sell Registrable Shares without registration under the 1933 Act within the limitation of the exemptions provided by (i) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission (collectively, “144 Sales”). The Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be so sold within such exemption from registration, and enable such securities to be in such denominations as the selling Holders may request.

(b) With respect to any proposed offering or sale of Registrable Shares that is not an underwritten offering (including a 144 Sale), Holders representing a majority of the Registrable Shares proposed to be sold in such offering shall obtain in writing the reasonable opinion of the underwriter or broker leading such offering regarding the aggregate number of Registrable Shares to be included in such offering which can be sold without adversely affecting the price at which the Registrable Shares are to be sold, in such offering. The Holders participating in such offering will include in such offering only the number of Registrable Shares which, in the opinion of such underwriter or broker, can be sold in such offering without such adverse effect.

Section 2.15 Cooperation. Each Holder hereby agrees to take any and all reasonable actions required to be taken hereunder to ensure the performance by it of its obligations pursuant to this Agreement.

ARTICLE III

LOCK-UP

Section 3.01 Lock-Up. Subject to Section 2.11(f) and 3.02, each Holder agrees not to Transfer any Lock-up Shares during the Lock-up Period.

Section 3.02 Permitted Transferees. Notwithstanding the provisions set forth in Section 3.01, any Holder may Transfer the Lock-up Shares during the Lock-up Period (a) (i) to any Permitted Transferee, solely with respect to a Holder that is a direct equityholder of Holdings and solely with respect to Exchangeable Units, and (ii) to any Affiliate or equityholder of the Company Sponsor, with respect to the Company Sponsor or (b) in connection with a liquidation, merger, stock exchange, reorganization, tender offer approved by the Board or a duly authorized committee thereof or other similar transaction which results in all of the Company’s stockholders having the right to exchange their Common Shares for cash, securities or other property subsequent to the closing of the Merger; provided, however, that in the case of clause (a) such permitted transferees must enter into a written agreement with the Company agreeing to be bound by the transfer restrictions in this Article III.

ARTICLE IV

MISCELLANEOUS

Section 4.01 Notices. All notices, consents, requests and other communications to any party, hereunder shall be in writing (including email, facsimile or similar writing) and shall be given to such party at its address, email or facsimile number set forth on the signature pages hereof or in the relevant Joinder Agreement or such other address or facsimile number as such party may hereafter specify in writing to the Secretary of the Company for the purpose by notice to the party sending such communication. Each such notice, request or other communication shall be effective (i) if given by facsimile, when such message is transmitted to the number specified on the signature pages to this Agreement or any Joinder Agreement, (ii) if delivered by overnight courier, the earlier of the first Business Day following the date sent by such overnight courier or upon receipt, (iii) if given by mail, three (3) Business Days after such communication is deposited in the mails registered or certified, return receipt requested, with postage prepaid, addressed as aforesaid, or (iv) if given by any other means, when delivered at the address specified on the signature pages to this Agreement or any Joinder Agreement.

Section 4.02 Binding Effect; Benefits; Entire Agreement. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any Person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein. This Agreement constitutes the entire agreement and understanding, and supersedes all prior agreements and understandings, both oral and written, between the parties hereto relating to the subject matter hereof, including the Holdings Registration Agreement, which Holdings Registration Agreement is hereby amended and restated in its entirety by this Agreement.

Section 4.03 Waiver. Any party hereto may by written notice to the other parties (a) extend the time for the performance of any of the obligations or other actions of any other party under this Agreement; (b) waive compliance with any of the conditions or covenants of any other party contained in this Agreement; and (c) waive or modify performance of any of the obligations of any other party under this Agreement; provided, however, that, notwithstanding anything herein to the contrary, any such waiver shall be effective against all Permitted Transferees of a Contributing Investor if signed by such Contributing Investor, as applicable, on behalf of itself and such Permitted Transferees; provided further, however, that, notwithstanding the foregoing, a waiver shall not be effective against CVC or its Permitted Transferees, or LGP or its Permitted Transferees, or Coinvest or its Permitted Transferees, or the Daymon Holders or their Permitted Transferees, unless CVC or LGP or the Majority Daymon Holder, as applicable, consents in writing to such waiver. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by any party to exercise any right or privilege hereunder shall be deemed a waiver of such party’s rights or privileges hereunder or shall be deemed a waiver of such party’s rights to exercise the same at any subsequent time or times hereunder.

Section 4.04 Amendment. This Agreement may not be amended, restated or modified in any respect except by a written instrument executed by Requisite Holders and the Company; provided that (1) this Agreement may be amended and restated or amended without consent of the Holders solely to allow for the addition of new Holders and the granting to such new Holders rights hereunder and any additional rights after the date hereof that does not adversely affect or is not inconsistent with the existing rights and priorities of the Holders (other than by virtue of adding a Person with additional similar rights and Common Shares), (2) no amendment, restatement or modification that may adversely affect a Holder with respect to a term differently than the consenting Requisite Holders without the written consent of each affected Holder (other than insofar as such terms are different from the outset), (3) no consent to an amendment, restatement or modification need be obtained from any non-affected Holder, (4) as contemplated hereby, this Agreement may be executed by the Company without the consent of any Holder, and (5) Sections 2.02(a), 2.02(b), 2.03(a), 2.03(c), 2.03(d), 2.03(e), 2.03(h), 2.04, 2.05(a), 2.05(b), 2.05(d), 2.05(e), 2.07 through 2.14, 4.03, this Section 4.04, and 4.05 and the definitions used or referred to in any of the foregoing, may not be amended, restated or modified in any respect that adversely affects in any material respect the Daymon Holders, except by a written instrument executed by the Majority Daymon Holder, YH, the Requisite Holders and the Company.

Section 4.05 Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or any Holder except as otherwise expressly stated hereunder or with the prior written consent of each other party. All of the rights offered a Holder under this Agreement who executes a Joinder Agreement are automatically assigned to a transferee, except for the rights set forth in Section 2.03. The rights set forth in Section 2.03 are assignable to a Transferee who executes a Joinder Agreement to the extent provided in the Joinder Agreement. Notwithstanding anything to the contrary, in the event of a sale of the Daymon Put Securities pursuant to Section 9.3 of the LP Agreement or a sale of Daymon Holder Units pursuant to Section 9.1(b)(iii)(D) of the LP Agreement, (a) all of the rights and protections of the Daymon Investors, the Daymon Holders and the Daymon Demand Holders hereunder (the “Daymon Holder Rights”) shall be fully transferrable to the applicable buyer of such Units and upon the execution of a joinder hereto, such buyer shall automatically receive the benefit of, and have the right to enforce, the Daymon Holder Rights, as if it were a Daymon Investor, Daymon Holder or Daymon Demand Holder, as applicable, and (b) the other parties hereto shall reasonably cooperate with the Daymon Holders and the applicable buyer to effect such transfer of rights. In the event that the buyer of such Units contemplated by the immediately preceding sentence purchases an amount of Units such that BC Eagle Holdings, L.P. no longer holds a majority of the Units then held by the Daymon Holders, then a majority of the Daymon Holders shall appoint a single Daymon Holder (regardless of its ownership) to serve as the Majority Daymon Holder in all respects under this Agreement.

Section 4.06 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law that would require the application of the laws of another jurisdiction, and the parties irrevocably submit to (and waive immunity from) the jurisdiction of the federal and state courts located in the County of New York in the State of New York.

Section 4.07 Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any state or federal court (this being in addition to any other remedy to which they are entitled at law or in equity), and each party hereto agrees to waive in any action for such enforcement the defense that a remedy at law would be adequate. Company shall reimburse such Holder for the reasonable costs of and expenses for counsel for such Holder incurred in connection with any such proceeding if such Holder is the prevailing party in any such proceeding.

Section 4.08 Severability. If any provision of this Agreement is declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of the Agreement will not be affected and will remain in full force and effect.

Section 4.09 Additional Securities Subject to Agreement. Each Holder agrees that any other Common Shares of the Company which it hereafter acquires by means of a stock split, stock dividend, distribution, exercise of options or warrants or otherwise (other than pursuant to a public offering) whether by merger, consolidation or otherwise will be subject to the provisions of this Agreement to the same extent as if held on the date hereof, including for purposes of constituting Registrable Shares hereunder.

Section 4.10 Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

Section 4.11 Supremacy. Solely with respect to Holdings, each Demand Holder, each Daymon Investor, the Juggernaut Investor, Centerview and each Contributing Investor, if any provisions of this Agreement at any time shall conflict with the provisions of the LP Agreement, then the terms of the LP Agreement shall prevail.

Section 4.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. A facsimile, Portable Document Format (PDF) or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile, PDF or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, PDF or other reproduction hereof.

Section 4.13 Effect. Notwithstanding anything to the contrary herein, (i) this Agreement shall only become effective upon, and subject to, the occurrence of the Closing and the consummation of the Transactions (as such terms are defined in the Merger Agreement) (the date when the Transactions are consummated, the “Effective Date”), and (ii) to the extent the Transactions are not consummated, this Agreement shall be null and void ab initio as of the time that the Merger Agreement is terminated in accordance with its terms and the Holdings Registration Agreement shall continue to govern the affairs of Holdings in all respects.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned has executed or caused to be executed on its behalf this Agreement as of the date first written above.

KARMAN TOPCO L.P.

By:	/s/ Tanya Domier
	Name:	Tanya Domier
	Title:	Chief Executive Officer

[Signature Page to Registration Rights Agreement]

KARMAN COINVEST, L.P.

By:	Karman GP LLC
Its:	General Partner

By:	/s/ Timothy J. Flynn
	Name:	Timothy J. Flynn
	Title:	Co-President

By:	/s/ Cameron E.H. Breitner
	Name:	Cameron E.H. Breitner
	Title:	Co-President

[Signature Page to Registration Rights Agreement]

CVC ASM HOLDCO, LP

By:	CVC ASM HOLDCO GP, LLC
Its:	General Partner

By:	/s/ Cameron E.H. Breitner
	Name:	Cameron E.H. Breitner
	Title:	President

[Signature Page to Registration Rights Agreement]

GREEN EQUITY INVESTORS VI, L.P.

By:	GEI CAPITAL VI, LLC
Its:	General Partner

By:	/s/ Timothy J. Flynn
	Name:	Timothy J. Flynn
	Title:	Senior Vice President

[Signature Page to Registration Rights Agreement]

GREEN EQUITY INVESTORS SIDE VI, L.P.

By:	GEI CAPITAL VI, LLC
Its:	General Partner

By:	/s/ Timothy J. Flynn
	Name:	Timothy J. Flynn
	Title:	Senior Vice President

[Signature Page to Registration Rights Agreement]

LGP ASSOCIATES VI-A LLC

By:	PERIDOT COINVEST MANAGER LLC
Its:	Manager

By:	LEONARD GREEN & PARTNERS, L.P.
Its:	Manager

By:	LGP MANAGEMENT, INC.
Its:	General Partner

By:	/s/ Timothy J. Flynn
	Name:	Timothy J. Flynn
	Title:	Senior Vice President

[Signature Page to Registration Rights Agreement]

LGP ASSOCIATES VI-B LLC

By:	PERIDOT COINVEST MANAGER LLC
Its:	Manager

By:	LEONARD GREEN & PARTNERS, L.P.
Its:	Manager

By:	LGP MANAGEMENT, INC.
Its:	General Partner

By:	/s/ Timothy J. Flynn
	Name:	Timothy J. Flynn
	Title:	Senior Vice President

[Signature Page to Registration Rights Agreement]

KARMAN II COINVEST LP

By:	PERIDOT COINVEST MANAGER LLC
Its:	Manager

By:	LEONARD GREEN & PARTNERS, L.P.
Its:	Manager

By:	LGP MANAGEMENT, INC.
Its:	General Partner

By:	/s/ Timothy J. Flynn
	Name:	Timothy J. Flynn
	Title:	Senior Vice President

[Signature Page to Registration Rights Agreement]

BC EAGLE HOLDINGS, L.P.

By:	BC EAGLE HOLDINGS GP LIMITED
Its:	General Partner

By:	/s/ Ryan Cotton
	Name:	Ryan Cotton
	Title:	Director

[Signature Page to Registration Rights Agreement]

YONGHUI INVESTMENT LIMITED

By:	/s/ Xuansong Zhang
	Name:	Xuansong Zhang
	Title:	Director

[Signature Page to Registration Rights Agreement]

JCP ASM HOLDCO, L.P.

By:
Its:

By:	/s/ John D Shulman
	Name:	John D Shulman
Title:

[Signature Page to Registration Rights Agreement]

CENTERVIEW CAPITAL, L.P.

By:	CENTERVIEW CAPITAL GP, L.P.
Its:	General Partner

By:	/s/ Brian Ratzan
	Name:	Brian Ratzan
	Title:	Partner

[Signature Page to Registration Rights Agreement]

CENTERVIEW EMPLOYEES, L.P.

By:	CENTERVIEW CAPITAL GP, L.P.
Its:	General Partner

By:	/s/ Brian Ratzan
	Name:	Brian Ratzan
	Title:	Partner

[Signature Page to Registration Rights Agreement]

CONYERS PARK II SPONSOR LLC

By:	/s/ Brian Ratzan
	Name:	Brian Ratzan
	Title:	Patmer

[Signature Page to Registration Rights Agreement]

Schedule of Contributing Investors

(see attached)

Karman Topco L.P.

Holders of Common Series B Units

1.	Haven Technology Group, Inc.
2.	Allain, Lindsay T.
3.	Aufmuth, Lawrel
4.	Baird Family Holdings, LP
5.	Becker, Aimee
6.	Bell, Kenneth
7.	Bellman, Michael
8.	Bergman Jr., Raymond E.
9.	Bernstein, Valerie
10.	Bosch, Scott
11.	Brinca, Vasco
12.	Brown, Clark
13.	David C. Cortese, trustee of the Cortese Family Trust udt dated May 16, 2005
14.	Davenport, Darren
15.	Dohanyos, Donald
16.	Tanya L. Domier and Daniel S. Domier, Trustees of the Domier Trust dated July 3, 1995
17.	Droznik, Alex
18.	Drummonds, Dwayne
19.	Egan, Mark R.
20.	Fanning, Lauren
21.	Fischer, Robert C.
22.	Fogerty, Elizabeth
23.	Foggiano, Matt
24.	Forkin, Dennis
25.	Walter P. Gallagher and Melanie G. Gallagher, trustees of the Walter P. & Melanie G. Gallagher Family Trust
26.	Garvey, Timothy
27.	Gray, Dean H.
28.	Jill L. Griffin, Trustee of the Jill L. Griffin Trust udt dated August 6, 2015
29.	Grossman, Gary
30.	Guthrie, Jay C.
31.	Hammond, Rich
32.	Harlow, Brenton
33.	Holbrook, James
34.	Jackson, Geoffrey W.
35.	Kaye, Dean
36.	Kellams, Melinda
37.	Kemple, William
38.	Sonny King, Trustee of The Sonny and Toni King Trust dated April 12, 2004
39.	Klauser, Lisa
40.	Kleinman, Darrin
41.	Kumar, Vipon
42.	Kwon, Jennifer
43.	Levene, Margaret P.
44.	Levy, David
45.	Lewis, Chad
46.	Mazza, John J.
47.	Mc Millian, Shawn
48.	McNicol, Mitchell D.
49.	Craig Kevin Miller and Catherine Marie Miller, Trustees of the Craig Kevin Miller Trust
50.	Minton, William W.
51.	Murray, Robert
52.	Oesterreich, Melissa
53.	BTC Trust Company of South Dakota, as trustee of the Michael Patrick O’Keefe South Dakota Incomplete Non-Grantor Trust
54.	Pace, Gerald D.
55.	Parker, James
56.	Pearson, Joel
57.	Ramesh, Rekha
58.	Riley, Sara
59.	Robinson, Bryce
60.	Rodriguez, Steven
61.	Romanelli, Michael
62.	Rosenkrantz, Ira
63.	Sabala, Lou
64.	Sabala, Nicholas
65.	Brian G. Stevens and Rebecca J. Stevens, Trustees of the Stevens Trust
66.	Szumlas, Jolene Mona
67.	Taylor, Michael
68.	Victor, Stuart
69.	Welker, Allison S.
70.	Williams, Jerrold
71.	Ronald C. Woolsey and Hyunjoo Woolsey, Trustees of the Woolsey Family Trust dated April 3, 2015
72.	Yeomans, Edward H.
73.	Yob, Sandy
74.	Young, Andrea

Karman Topco L.P.

Holders of Common Series C Units

1.	Adams, Richard
2.	Afanador, Ja’nice
3.	Alford Osborne, Kirsten
4.	Allain, Lindsay T.
5.	Alon, Mishel
6.	Andrus, Edwin
7.	Aten, Matthew
8.	Aufmuth, Lawrel
9.	Austin, Sheri
10.	Aviles, Elizabeth
11.	Baird, Todd
12.	Balsano, Dorathy
13.	Bargmann, Leslie
14.	Barkley, Chris
15.	Barr, Thomas
16.	Basham, Matthew
17.	Bates, Debra
18.	Baxter, Kevin
19.	Becker, Aimee
20.	Beckwith, Shawn
21.	Bell, Sarah
22.	Bellman, Michael
23.	Ben-Joseph, Phillip
24.	Bergman, Jennifer
25.	Bergman Jr., Raymond E.
26.	Bernstein, Valerie
27.	Bethel, Christopher
28.	Bierwirth, Suzanna
29.	Black, David
30.	Blanchard, Jill
31.	Bloom, Kristopher
32.	Booth, Colin
33.	Borden, Mitch
34.	Bosch, Scott
35.	Bowman, Robin
36.	Bradford, Mary K.
37.	Bradley, Gregory W.
38.	Bridges, Nicole
39.	Brinca, Vasco
40.	Brinkman, Mary (Fran)
41.	Brown, Chris L.
42.	Brown, Christopher
43.	Brown, Clark
44.	Brown, Craig
45.	Brown, Linda
46.	Brown, Mitchell
47.	Brugger, Michael J.
48.	Bunch, Danielle
49.	Butler, Byron
50.	Butler, Christopher
51.	Bymaster, Gary
52.	Carlson, Bryant
53.	Carpenter, Eric
54.	Carr, Patrick
55.	Cassidy, Kristi
56.	Ceotto, Teresa
57.	Chapin, Elizabeth
58.	Chin, Phillip
59.	Chisholm, James
60.	Cohen, Jason
61.	Colen, Gary
62.	Collins, Rebecca
63.	Combs, Vicki
64.	Conley, Bevin
65.	Corley, Thomas
66.	David C. Cortese, trustee of the Cortese Family Trust udt dated May 16, 2005
67.	P. Chantel Incaudo, trustee of the Cortese 2017 Irrevocable Trust dated September 7, 2017
68.	Coulter, Henley
69.	Coutu, Kevin
70.	Cowgur, Robert
71.	Cozza, Beth
72.	Crane, Bill
73.	Crowley, Katelyn Nadeau
74.	Cuello, Christopher
75.	Cunningham, Oras (Jaren)
76.	Curtin, Gary
77.	D’Andrea, Pete
78.	Daniel, Jeffery
79.	Darden, Belinda
80.	Davenport, Darren
81.	Davidson, Jacqueline
82.	Davidson, James
83.	Davies, Stephen
84.	Davis, Donald C.
85.	Davis, Robert M. (Michael)
86.	de Leon II, Leon Rene
87.	Deems, Christopher
88.	Delorez, Steven
89.	Denton, Cynthia
90.	Depplito, Tom
91.	DeView, Jamie
92.	DeVille, Richard Lee
93.	Dhar, Ashwani
94.	Divelbiss, David
95.	Dohanyos, Donald

Karman Topco L.P.

Holders of Common Series C Units

96.	Domier, Tanya
97.	Jeffrey R. Marquart, Trustee of The Braden C. Domier 2016 Irrevocable Trust, Dated December 8, 2016
98.	Jeffrey R. Marquart, Trustee of The Garrett R. Domier 2016 Irrevocable Trust, Dated December 8, 2016
99.	Jeffrey R. Marquart, Trustee of The Riley S. Domier 2016 Irrevocable Trust, Dated December 8, 2016
100.	Dominguez, Humberto
101.	Dotson, Eileen
102.	Dougherty, Daniel T.
103.	Drame, Cheikh
104.	Droznik, Alex
105.	Drummonds, Dwayne
106.	Egan, Mark
107.	Ellison, Jeremy
108.	Engels, Todd
109.	Engram, Aaron
110.	Ericksen, Jaclyn
111.	Fahmy, Sherif
112.	Fanning, Heather
113.	Fanning, Lauren
114.	Featherston, Ken
115.	Felix Jr., Timothy
116.	Fenster, Adeem
117.	Fenstermacher, Kelsey
118.	Ferrera Aguiar, Deborah
119.	Ficke, Kelli
120.	Fischer, Robert C.
121.	Flassig, Jeffrey
122.	Fogerty, Elizabeth
123.	Foggiano, Matthew
124.	Folloder, Harry
125.	Fontana, Erin
126.	Forbes, Bryan
127.	Forkin, Dennis
128.	Freeman, Paul (Dan)
129.	Gaines, Anthony
130.	Walter P. Gallagher and Melanie G. Gallagher, trustees of the Walter P. & Melanie G. Gallagher Family Trust
131.	Gambardella, Susan
132.	Garcia, Alonso
133.	Garcia, Denise
134.	Gard, Christine
135.	Garvey, Timothy
136.	Garvin, Andrew
137.	George, Randy
138.	Gifford, Michael
139.	Gijanto, Elizabeth
140.	Goldstein, Marisa
141.	Gonce, Michael
142.	Gotta, David
143.	Graham, Steve
144.	Griffin, James
145.	Jill L. Griffin, trustee of the Jill L. Griffin Trust udt dated August 6, 2015
146.	Amy Perry, trustee of the Jill L. Griffin 2016 Irrevocable Trust dated December 22, 2016
147.	Griffin, Michael
148.	Grossman, Gary
149.	Gruber, Jennifer
150.	Grumet, Douglas
151.	Gunn, David
152.	Guthrie, Jay C.
153.	Hajart, Bradley
154.	Haldiman, Jacqueline
155.	Haldimann, Ian
156.	Hall, Stephanie
157.	Hallabrin, Darlene
158.	Hammond, Richard
159.	Hankins, Michael
160.	Hanus, Todd
161.	Harlow, Brenton
162.	Harris, Christian
163.	Harris, Michael
164.	Harry, Steven
165.	Hart, Stephanie
166.	Haubner, Lisa
167.	Helton, Timothy
168.	Henrich, Ines
169.	Hines III, Edward L.
170.	Hoaby, Susan
171.	Hogarty, Nancylyn
172.	Holbrook, James
173.	Holcomb, Dawna
174.	Honegger, Carrie
175.	Hough, James
176.	Howe, Chris
177.	Howe, Zackery
178.	Hsieh, Kim
179.	Hu, Steven
180.	Hubbard, Travis
181.	Hurst Serafini, Lisa
182.	Hyland, Jeremy

Karman Topco L.P.

Holders of Common Series C Units

183.	Iden, Dina
184.	Imbriano, John
185.	Jackson, Geoffrey W.
186.	Jackson, Gregory
187.	Jacobs, Matt
188.	Jacoby, Shelly
189.	Jacques, Steven
190.	James, Meurig
191.	Jenkins, Brian
192.	Jewett, Andrea Tilden
193.	Johnson, Craig
194.	Johnson, Jason
195.	Jordan, Robert
196.	Kalin, Peter
197.	Kathrineberg, Jon
198.	Kaye, Dean
199.	Kazi, Ahmed
200.	Keenan, Andrew
201.	Kellams, Melinda
202.	Kemple, William
203.	Kennedy, Keith
204.	Kim, Daniel
205.	King, Sonny
206.	King, Tania
207.	Kinsley, Ryan
208.	Kipp, Elana Rakitin
209.	Klauser, Lisa
210.	Kleinman, Darrin
211.	Knight, Lionel
212.	Kocher, John
213.	Krickovic, Natalie
214.	Krieg, Diana Sue
215.	Krishnan, Sheela
216.	Kristofek, Brian
217.	Krochune, John
218.	Kruger, Barry
219.	Krull, Ryan
220.	Kumar, Vipon
221.	Lam, Timothy
222.	Larson, Bruce
223.	Lawin, Matthew
224.	Layman, Stephen
225.	Layne, Michael
226.	Ledbetter, James
227.	Lee, Victor
228.	LeMaire, Nicole
229.	LePage, Mark
230.	Lennard, Scott
231.	Levene, Margaret P.
232.	Levine, Bryan
233.	Levy, David
234.	Lewis, Chad
235.	Libitsky, Carrie
236.	Little, Michele
237.	Lockridge, Patrick
238.	Loew, Christopher
239.	Lohara, Anoopjit
240.	Loney, Breen
241.	Lyons, Timothy
242.	Mack, Troy
243.	Macken, Luke
244.	Mahler, Robert J.
245.	Maibor, Joshua
246.	Malone Misilmeri, Jamie
247.	Marks, Elyse
248.	Marrinan, Michael
249.	Mascari, Jr., Charles D.
250.	Matthews, Stefan
251.	May, Kate (Kathryn)
252.	Mazza, John J.
253.	McCall, Steve
254.	McCants, Kathryn
255.	McCarrey, Kevin
256.	McCleskey, Matthew
257.	McCracken, Keith
258.	McCune, Caitlin
259.	McGavran, Ryan
260.	McGonnigal, Ian
261.	McGovern, Alex
262.	McGovern, Kyle
263.	McMillian, Shawn
264.	McNicol, Mitchell D.
265.	McQuarrie, Victoria
266.	Melara, Nicole
267.	Mercadante, Matt
268.	Metz, Jeffrey
269.	Mikell, Sandra
270.	Miller, Amy
271.	Miller, Craig K.
272.	Miller, Larry
273.	Mills, Nick
274.	Minton, William W.
275.	Mish, Michael
276.	Mitchell, Jody
277.	Mitchell, Patrick Todd
278.	Mooney, Christine
279.	Moore, Jeffrey
280.	Mooren, Damon

Karman Topco L.P.

Holders of Common Series C Units

281.	Morgan, Bonnie
282.	Morrison, Dan
283.	Mouhteros, Kimberly Senter
284.	Mulleneaux, Jean-Marc
285.	Munger, Gregory
286.	Murray, Robert
287.	Naluai, Duane
288.	Nault, Edward
289.	Nelson, Graham
290.	Nichelson, Todd
291.	Nigh, David
292.	O’Beirne, Kevin
293.	ODonnell, Michael
294.	Oesterreich, Melissa
295.	Oglesby, Marcella
296.	Oishi, Loren
297.	O’Keefe, Mary
298.	O’Keefe, Michael P.
299.	BTC Trust Company of South Dakota, trustee of the Michael Patrick O’Keefe South Dakota Incomplete Non-Grantor Trust
300.	Oliver, Raymond
301.	Oliverio, Mark
302.	Orta, Gerardo
303.	Ortiz Gonzalez, Francisco (Paco)
304.	Owen, Kathleen
305.	Ozor, Timothy
306.	Pace, Gerald D.
307.	Pappas, Pete
308.	Park, Ross
309.	Parker, James
310.	Parks, Thomas (TJ)
311.	Pascanik, Krista
312.	Patel, Nina
313.	Patterson, Kyle
314.	Patterson, Nicholas
315.	Pattillo, Terri
316.	Paula, Martin
317.	Payne, Mel
318.	Pearce, Greer
319.	Pearson, Norman M.
320.	Pellegrini, Marina
321.	Pellet, Elizabeth
322.	Perrotta, Anthony
323.	Pfister, Gina
324.	Pike, Joshua
325.	Pinson, Shane
326.	Poe, Monica
327.	Poisson, David
328.	Pool, Scott
329.	Potok, Lisa
330.	Powell, Ashley
331.	Powell, Robert
332.	Pozzuoli, Joseph
333.	Preininger, Marc
334.	Probst, Tyler
335.	Quinn, Holly
336.	Ramesh, Rekha
337.	Ramsey, Derrick W.
338.	Rank, Matthew
339.	Rauch, Richard
340.	Ravestijn, Mary Kelly
341.	Reaves, Amanda
342.	Reid, William (Randy)
343.	Reiling, Robert
344.	Reinke, Bonnie
345.	Renshaw, Julie
346.	Riedell, Kimberly
347.	Rigby, Katie
348.	Riley, Sara
349.	Risinger, Maggie
350.	Rivkin, Sam
351.	Robinson, Bryce
352.	Robinson, Craig
353.	Roble, Kyle
354.	Robles, Marilu
355.	Rodriguez, Steven
356.	Romanelli, Michael
357.	Romero, Dierra
358.	Rose, Matthew A.
359.	Rosen, Amanda
360.	Rosenkrantz, Ira
361.	Ross, Bryant
362.	Ross, Kathleen
363.	Rossel, Crystal
364.	Rothkopf, Avi
365.	Roussos, Jason
366.	Rudd, Ashley
367.	Ruehlicke, Jan
368.	Sabala, Lou
369.	Sabala, Nicholas
370.	Sarrazin, Tessa
371.	Savoldy, Walter
372.	Schwaab, John
373.	Schneider, Angela
374.	Schreier, Stephanie
375.	Schwartz, Bethany

Karman Topco L.P.

Holders of Common Series C Units

376.	Severson, Kerry
377.	Shin Kimura, Jennifer
378.	Shipps, Alexander
379.	Shiroma, Michele
380.	Silence, Kelly
381.	Silence, Larry
382.	Skaja, Shannon
383.	Slagle, Jeffrey
384.	Slauson, Ellen
385.	Smith, Alan
386.	Smith, Kevin
387.	Soltes, Gary
388.	Sorenson, Brian
389.	Stahl, Jack
390.	Steele, Jason
391.	Stern, Michael
392.	Brian G. Stevens and Rebecca J. Stevens, as trustees of the Stevens Trust dated May 9, 2012
393.	Kalee McBride, trustee of the Stevens 2016 Irrevocable Trust dated December 23, 2016
394.	Stillman, Lori
395.	Stokes, Katelyn
396.	Stroh, Robert Scott
397.	Strong, Steven
398.	Sutton, Justin
399.	Swift, Julie
400.	Sykora, Brian
401.	Szumlas, Jolene M.
402.	Talarico, Kristi
403.	Talbert, Thomas
404.	Taylor, Michael
405.	Templin, Jenna M.
406.	Thatcher, Connie
407.	Tomlin, Kyle
408.	Treser, Michelle
409.	Trevino Wilckens, Scott
410.	Tussing, Ashley
411.	Valletta, David
412.	Van, Thanh
413.	Van Der Voort, Sheri
414.	Vanek, Yul
415.	Vanek, Christine Schumann
416.	Victor, Stuart
417.	Vitro, Anthony
418.	Vonbechmann, Dawn
419.	Walker, Julie
420.	Wang, Bob
421.	Ward, Matthew
422.	Watts, Renee
423.	Weber, Bryce
424.	Weber, Kelsey
425.	Weiner, Corey
426.	Weinstein, Samantha
427.	Weissman, Adam
428.	Welker, Allison S.
429.	Welsh, Patrick
430.	Wettersten, Denise (Dee Hall)
431.	White, Kevin
432.	Whiteleather, Sara
433.	Wieler, John
434.	Wilkin, Timothy J.
435.	Wilkinson, William
436.	Williams, Jerrold
437.	Williams, Scott
438.	Wilson, Carl (Andy)
439.	Wilson, David
440.	Winegarner, Mark
441.	Wittenstein, Caroline
442.	Wood, Whitney
443.	Woolsey, Ronald
444.	Wright, Annetta
445.	Wynkoop, Benjamin
446.	Yeomans, Edward H.
447.	Yob, Sandy
448.	Young, Andrea
449.	Yudis, David
450.	Zdarsky, Rebecca
451.	Zeller, Erin

Karman Topco L.P.

Holders of Common Series C-2 Units

1.	Adams, Richard
2.	Alford Osborne, Kirsten
3.	Allain, Lindsay T.
4.	Austin, Sheri
5.	Bergman, Jennifer
6.	Bergman Jr., Raymond E.
7.	Bernstein, Valerie
8.	Bloom, Kristopher
9.	Bosch, Scott
10.	Brown, Clark
11.	Brown, Mitchell
12.	Carr, Patrick
13.	Colen, Gary
14.	Conley, Bevin
15.	Coulter, Henley
16.	Cowgur, Robert
17.	Crane, Bill
18.	Cuello, Christopher
19.	Daniel, Jeffery
20.	Davies, Stephen
21.	de Leon II, Leon Rene
22.	Dominguez, Humberto
23.	Drummonds, Dwayne
24.	Fahmy, Sherif
25.	Fanning, Heather
26.	Fenster, Adeem
27.	Gifford, Michael
28.	Goldstein, Marisa
29.	Gonce, Michael
30.	Griffin, Jill
31.	Jill L. Griffin, trustee of the Jill L. Griffin Trust udt dated August 6, 2015
32.	Hajart, Bradley
33.	Haldimann, Ian
34.	Harris, Michael
35.	Haubner, Lisa
36.	Hoaby, Susan
37.	Jackson, Geoffrey W.
38.	Jacobs, Matt
39.	James, Meurig
40.	Johnson, Craig
41.	Kathrineberg, Jon
42.	Kaye, Dean
43.	Keenan, Andrew
44.	Klauser, Lisa
45.	Kleinman, Darrin
46.	Krishnan, Sheela
47.	Kristofek, Brian
48.	Layman, Stephen
49.	Ledbetter, James
50.	LePage, Mark
51.	Mascari, Jr., Charles D.
52.	May, Kate (Kathryn)
53.	McNicol, Mitchell D.
54.	Minton, William W.
55.	Mish, Michael
56.	Morrison, Dan
57.	Murray, Robert
58.	Oesterreich, Melissa
59.	Pappas, Pete
60.	Patterson, Nicholas
61.	Pike, Joshua
62.	Poisson, David
63.	Powell, Robert
64.	Quinn, Holly
65.	Ramesh, Rekha
66.	Reaves, Amanda
67.	Robinson, Bryce
68.	Ross, Bryant
69.	Rossel, Crystal
70.	Ruehlicke, Jan
71.	Sarrazin, Tessa
72.	Schwartz, Bethany
73.	Severson, Kerry
74.	Slauson, Ellen
75.	Sorenson, Brian
76.	Brian G. Stevens and Rebecca J. Stevens, as trustees of the Stevens Trust dated May 9, 2012
77.	Stokes, Katelyn
78.	Strong, Steven
79.	Szumlas, Jolene M.
80.	Tussing, Ashley
81.	Van, Thanh
82.	Vitro, Anthony
83.	Welker, Allison S.
84.	Woolsey, Ronald
85.	Young, Andrea

EXHIBIT A

REGISTRATION RIGHTS

FORM OF JOINDER AGREEMENT

This JOINDER (“Joinder”) dated [●] is executed by [●] (the “Transferee”) and by [●] (the “Transferor”) pursuant to the terms of the Registration Rights Agreement dated as of September 7, 2020, by and among Karman Topco L.P., a Delaware limited partnership, Conyers Park II Acquisition Corp., a Delaware corporation, Karman II Coinvest LP, a Delaware limited partnership, Green Equity Investors VI, L.P., a Delaware limited partnership, Green Equity Investors Side VI, L.P., a Delaware limited partnership, LGP Associates VI-A LLC, a Delaware limited liability company, LGP Associates VI-B LLC, a Delaware limited liability company, CVC ASM Holdco, LP, a Delaware limited partnership, JCP ASM Holdco, L.P., a Delaware limited partnership, Karman Coinvest L.P., a Delaware limited partnership, Centerview Capital, L.P., a Delaware limited partnership, Centerview Employees, L.P., a Delaware limited partnership, BC Eagle Holdings, L.P., a Cayman Islands exempted limited partnership and Yonghui Investment Limited, Conyers Park II Sponsor LLC, a Delaware limited liability company and the other holders of Common Series B Units, Vested Common Series C Units and Vested Common Series C-2 Units of Holdings listed on the schedule thereto as Contributing Investors (the “Registration Rights Agreement”). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Registration Rights Agreement.

1. Acknowledgment. Transferee and Transferor each acknowledge that Transferee is acquiring Common Shares of the Company from Transferor, upon the terms and subject to the conditions of the Registration Rights Agreement.

2. Assignment. Transferor hereby assigns its rights under the Registration Rights Agreement as follows:

☐ Transferor assigns all rights under the Registration Rights Agreement to Transferee. Transferor confirms that it is not a Demand Holder pursuant to Section 2.03 of the Registration Rights Agreement and Transferee confirms that it will not acquire the rights offered a Demand Holder pursuant to Section 2.03 of the Registration Rights Agreement (“Demand Holder Rights”).

☐ Transferor assigns all rights under the Registration Rights Agreement to Transferee, including all Demand Holder Rights of Transferor. Transferor and Transferee each confirm that Transferee is a Permitted Transferee and that Transferor and Transferee have each provided notice of this assignment to the Company pursuant to Section 2.03(e) of the Registration Rights Agreement.

3. Agreement. Transferee agrees that it shall be fully bound by and subject to the terms of the Registration Rights Agreement and the terms of this Joinder.

4. Notice. Any notice required or permitted by the Agreement shall be given to Transferee at the address listed beside Transferee’s signature below.

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TRANSFEROR

[●]

By: Title: Address for Notices:

TRANSFEREE

[●]

By: Title: Address for Notices: